UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Westinghouse Air Brake Technologies Corporation

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Notice of Annual Meeting—May 17, 2006

and Proxy Statement

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

1001 Air Brake Avenue

Wilmerding, Pennsylvania 15148

Dear Stockholder:

We invite you to attend the annual meeting of stockholders of Westinghouse Air Brake Technologies Corporation, doing business as Wabtec Corporation (“Wabtec”), on May 17, 2006 at 11:00 a.m. in Pittsburgh, Pennsylvania.

This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you more about the items upon which we will vote at the meeting. It also explains how the voting process works and gives personal information about our director candidates.

Whether or not you plan to attend, please promptly complete, sign, date and return your proxy card in the enclosed envelope, or you may vote over the Internet or by telephone by following the instructions found on the proxy card. Regardless of the method used, please vote your shares so that enough shares are represented to allow us to conduct the business of the annual meeting. Mailing your proxy or voting over the Internet or by telephone does not affect your right to vote in person if you attend the annual meeting.

Sincerely yours,

Alvaro Garcia-Tunon

Senior Vice President,

Chief Financial Officer and

Secretary

April 13, 2006

NOTICE OF 2006 ANNUAL MEETING

Date, Time and Place

•	May 17, 2006

•	11:00 a.m.

•	Omni William Penn Hotel, William Penn Place, Pittsburgh, Pennsylvania 15219

Purpose

•	Elect three directors for a term of three years

•	Approve the Amended and Restated Stock Incentive Plan

•	Approve the Amended and Restated Director Plan

•	Conduct other business if properly raised

Procedures

•	If you own stock directly, please complete the enclosed proxy card requested by the Board.

•	Only stockholders of record on April 7, 2006 receive notice of and may vote at the meeting.

Your vote is important. Please complete, sign, date, and return your proxy card promptly in the enclosed envelope or vote over the Internet or by telephone.

Alvaro Garcia-Tunon

Senior Vice President,

Chief Financial Officer and

Secretary

April 13, 2006

General

We have sent you this booklet and proxy on or about April 13, 2006 because the Board of Directors of Westinghouse Air Brake Technologies Corporation, doing business as Wabtec Corporation (“Wabtec”), is soliciting your proxy to vote at the company’s 2006 annual meeting of stockholders.

Who May Vote

Stockholders of Wabtec as reflected in our stock records at the close of business on April 7, 2006 may vote. You have one vote for each share of Wabtec common stock you own.

How to Vote

You may vote in person at the meeting or by proxy. Most shareholders of record have a choice of voting by proxy over the Internet, by telephone, or by using a traditional proxy card. Please check your proxy card or the information forwarded by your bank, stockbroker or other holder of record to see which options are available to you. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

Electronic Access to Proxy Materials and Annual Report

This notice of Annual Meeting and Proxy Statement and the 2005 Annual Report are available on our Internet site at http://www.wabtec.com. If you are a shareholder of record and would like to view future proxy statements and annual reports over the Internet instead of receiving copies in the mail, follow the instructions provided when you vote over the Internet or by telephone, or check the appropriate box on the proxy card if mailing your proxy. If you hold your shares through a bank, stockbroker or other holder, check the information provided by that entity for instructions on how to view future proxy statements and annual reports and vote your shares over the Internet. Choosing to receive your proxy materials online saves us the cost of producing and mailing these materials to your home or office and gives you an automatic link to the proxy voting site.

How a Proxy Works

Giving us a proxy means you authorize us to vote your shares in accordance with your directions. If you do not make any selections, your shares will be voted in favor of our director candidates, approval of the Amended and Restated Stock Incentive Plan and approval of the Amended and Restated Director Plan.

You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are generally covered by one card. If you hold shares through someone else, such as a stockbroker, you may get material from them asking how you want to vote.

Changing Your Vote

You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the meeting or by notifying Wabtec’s Secretary in writing.

Common Stock Outstanding

As of the close of business on April 7, 2006, approximately 48,500,000 shares of Wabtec common stock were issued and outstanding.

Quorum and Voting Information

To conduct the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either in person or by proxy. You are considered a part of the quorum if you submit a properly signed proxy card, vote over the Internet or vote by telephone.

If a quorum is present at the meeting, the three director candidates receiving the most votes will be elected to fill the three open seats on the Board of Directors. Abstentions and brokers non-votes are not relevant to the election of directors.

Approval of the Amended and Restated Stock Incentive Plan and approval of the Amended and Restated Director Plan each require, under the New York Stock Exchange (“NYSE”) rules, the favorable vote of a majority of the votes cast on each proposal. In addition, NYSE rules require that the total votes cast on each of these proposals represent over 50% of all shares entitled to vote on each of these proposals. Abstentions will be treated as a vote cast, but broker non-votes will not.

Approval of any other matter that properly comes before the annual meeting requires the favorable vote of a majority of shares present in person or by proxy, unless the matter requires more than a majority vote under statute or our by-laws.

Because the total shares voted “for,” “against,” or “abstain” are considered shares present, they are counted to determine the minimum votes required for approval of other proposals. Therefore, if you abstain from voting, it has the same legal effect as a vote “against” any other proposal. Broker non-votes will not be counted as a vote or used to determine the favorable votes required to approve any other proposal.

A broker non-vote occurs when a broker limits the number of shares voted on a proposal on its proxy card or indicates the shares represented by the proxy card are not being voted on a proposal.

Common Stock Ownership

Director and Executive Officer Stock Ownership

Under the proxy rules of the Securities and Exchange Commission, a person beneficially owns Wabtec common stock if the person has the power to vote or dispose of the shares, or if such power may be acquired, by exercising options or otherwise, within 60 days. The table below shows how much Wabtec common stock is beneficially owned as of March 1, 2006 by directors, nominees for director, the chief executive officer during 2005 and the four highest paid executive officers, other than the chief executive officer, in 2005. Each person has sole voting power and sole dispositive power unless indicated otherwise.

Executive Officer	Shares Owned		Percent of Class
William E. Kassling	1,978,525	(1)(2)	4.09%
Alvaro Garcia-Tunon	98,287	(2)(3)	*
Barry L. Pennypacker	97,029	(2)(3)	*
Timothy J. Logan	149,049	(2)(3)	*
James E. McClaine	0		0%

Director/Nominee	Shares Owned		Percent of Class
Robert J. Brooks	557,974	(2)(4)	1.15%
Kim G. Davis	12,666	(2)	*
Emilio A. Fernandez	668,374	(2)(5)	1.38%
Lee B. Foster, II	49,572	(2)(6)	*
Michael W.D. Howell	11,180	(2)(7)	*
James V. Napier	38,966	(2)(8)	*
Albert J. Neupaver (9)	122,500	(3)	*
Gary C. Valade	6,500		*
Directors and Executive Officers as a Group (18 persons)	3,972,737	(2)	8.21%
*	Less than 1%
(1)	Includes 100,513 shares beneficially owned by Mr. Kassling. Also includes 1,450,966 shares beneficially owned by Davideco, a Pennsylvania business trust, 8,000 shares owned by Mr. Kassling’s wife and 500 shares owned by Mr. Kassling’s son. Mr. Kassling disclaims beneficial ownership of the shares held by his wife and son.
(2)	Includes options that are exercisable on or within 60 days of March 1, 2006 as follows: Mr. Brooks 144,773; Mr. Davis 7,666; Mr. Fernandez 6,666; Mr. Foster 16,666; Mr. Garcia-Tunon 68,499; Mr. Howell 2,000; Mr. Kassling 418,546; Mr. Logan 131,772; Mr. Napier 21,666; Mr. Pennypacker 83,332; and all directors and executive officers as a group 1,026,414.
(3)	Includes restricted shares as follows: Mr. Garcia-Tunon 9,000; Mr. Logan 9,000; Mr. Pennypacker 9,000; Mr. Neupaver 122,500; and all directors and executive officers as a group 179,500. The restricted shareholders have sole voting power with respect to the restricted shares but do not have sole or shared dispositive power until the restricted shares vest.
(4)	Includes 37,449 shares beneficially owned by Mr. Brooks. Also includes 375,702 shares owned by Suebro, Inc., a Delaware holding company.
(5)	Includes 404,533 shares beneficially owned by Mr. Fernandez. Also includes 257,175 shares beneficially owned by Mr. Fernandez’s wife. Mr. Fernandez disclaims beneficial ownership of the shares held by his wife.
(6)	Includes 26,306 shares beneficially owned by Mr. Foster and 6,600 shares held by Foster Holdings, Inc.
(7)	Includes 6,680 shares beneficially owned by Mr. Howell and 2,500 shares held by Hilliard Lyons, Inc. as custodian for Mr. Howell’s retirement account.
(8)	Includes 16,800 shares beneficially owned by Mr. Napier and 500 shares held in Mr. Napier’s Keogh account.
(9)	Effective February 1, 2006, Mr. Neupaver replaced Mr. Kassling as President and Chief Executive Officer of Wabtec.

Other Owners of More Than 5%

The following table shows stockholders who are known to the company to be a beneficial owner of more than 5% of Wabtec’s common stock as of December 31, 2005.

Name and Address of Beneficial Owner	Shares of Common Stock		Percent of Class
The PNC Financial Services Group, Inc.	2,841,200	(1)	5.92%
One PNC Plaza
249 Fifth Avenue
Pittsburgh, PA 15222-2707
Mellon Financial Corporation	2,404,492	(2)	5.01%
One Mellon Center
Pittsburgh, PA 15258
(1)	According to the Schedule 13G filed with the Securities and Exchange Commission on February 13, 2006, The PNC Financial Services Group, Inc., a holding company, together with certain of its direct and indirect subsidiaries reported therein, one of which being a registered investment advisor (collectively, the “PNC Group”), has beneficial ownership of 2,841,200 shares, of which 2,092,863 are held by PNC Bank, National Association in a fiduciary capacity. The PNC Group has sole voting power with respect to 2,592,405 shares, sole dispositive power with respect to 841,987 shares and shared dispositive power with respect to 540,247 shares.
(2)	According to the Schedule 13G filed with the Securities and Exchange Commission on February 16, 2006, Mellon Financial Corporation, a holding company, together with certain of its direct and indirect subsidiaries reported therein, some of which being a bank, registered investment advisor and/or holding company (collectively, the “Mellon Group”), has beneficial ownership of 2,404,492 shares of which the Mellon Group has sole voting power with respect to 1,588,242 shares and sole dispositive power with respect to 2,373,492 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file reports of beneficial ownership and changes in beneficial ownership of Wabtec stock. Directors and officers must furnish us with copies of these reports. Based on these copies and directors’ and executive officers’ representations we believe all directors and executive officers complied with the requirements in 2005 except that Robert J. Brooks, Kim G. Davis, Emilio A. Fernandez, Lee B. Foster II, Michael W.D. Howell and James V. Napier each filed one late Form 4 covering the same transaction. The transaction occurred on May 18, 2005 and related to the issuance of shares in connection with non-employee director annual compensation. The relevant Forms 4 were each filed on June 16, 2005, with the exception of Mr. Foster’s, which was filed on June 23, 2005.

Proposal 1—Election of Directors

Wabtec’s Board of Directors currently has nine members and three vacant seats. The Board is divided into three classes whose terms of office end in successive years. Kim G. Davis, Michael W.D. Howell and Gary C. Valade, whose terms of office are expiring, have been nominated to serve for new terms ending in 2009. The Board may act at a future date to fill the three remaining vacancies or reduce the size of the Board. Mr. Valade was appointed to the Board of Directors by the sitting Board members in July 2005 to fill an existing vacancy based on a recommendation from the Nominating and Corporate Governance Committee. Mr. Valade was originally recommended to the Nominating and Corporate Governance Committee by the former Chief Executive Officer and a non-management director. All nominations were made by the Nominating and Corporate Governance Committee, as further described in the “Nominating and Corporate Governance Committee” on page 7, and approved by the entire Board of Directors.

Vote Required

Your proxy will be voted “for” the election of these nominees unless you withhold authority to vote for any one or more of them. If any nominee is unable or unwilling to stand for election, your proxy authorizes us to vote for a replacement nominee if the Board names one.

Only votes “for” a candidate are counted in the election of directors. The three nominees who receive the most votes will be elected as directors.

The Board recommends you vote FOR each of the following candidates.

Director Nominees to Serve for a Three-Year Term Expiring in 2009

Kim G. Davis Age 52 Director since 1997

Managing Director of Charlesbank Capital Partners, LLC and its predecessor since 1998.

Director of Shoppers Drug Mart Corporation, National Surgical Hospital, Computer Sales International, Technisource and GSI Holdings.

Michael W. D. Howell Age 58 Director since 2003

Chief Executive Officer of Transport Initiatives Edinburgh Limited (“tie”) since May 2002; Chairman of FPT Group Limited from April 1998 to March 2002.

Trustee and Treasurer of City & Guilds of London Institute; Chairman of Audit and Risk Committee of Clothworkers’ Company and Foundation, London; Director of Arlington Capital Management (CI) Limited.

Gary C. Valade Age 62 Director since 2005	Member of the Board of Management and Executive Vice President of Global Procurement and Supply for DaimlerChrysler until his retirement in 2003; Executive Vice President and Chief Financial Officer and member of the Office of the Chairman of Chrysler Corporation from 1993 to 1998.

Continuing Directors with a Three-Year Term Expiring in 2008

Emilio A. Fernandez Age 61 Director since 1995	Vice Chairman of Wabtec since March 1998; Executive Vice President of Wabtec from prior to 1997 to February 1998.

Lee B. Foster, II Age 59 Director since 1999

Chairman of L. B. Foster Company since 1998; Chief Executive Officer of L. B. Foster Company from prior to 1997 to 2002; President of L.B. Foster Company from prior to 1997 to 2000.

Director of L.B. Foster Company, Capital Guidance Ltd. and Dakota, Minnesota & Eastern Railroad.

James V. Napier Age 69 Director since 1995	Chairman of Scientific Atlanta, Inc. from prior to 1997 to November 2000. Director of Engelhard Corporation, Vulcan Materials Company, McKesson Corporation and Intelligent Systems, Inc.

Continuing Directors with a Three-Year Term Expiring in 2007

Robert J. Brooks Age 62 Director since 1990	Executive Vice President of Wabtec from November 1999 to March 2004; Chief Financial Officer and Secretary of Wabtec since prior to 1997 to March 2003. Director of Crucible Materials Corporation.

William E. Kassling Age 62 Director since 1990

Chairman of Wabtec since prior to 1997; Chief Executive Officer of Wabtec from May 2004 to January 2006 and from prior to 1997 to February 2001; President of Wabtec from May 2004 to January 2006 and from prior to 1997 to February 1998.

Director of Smartops, Inc., Pittsburgh Penguins Inc. and Parker-Hannifin Corporation.

Albert J. Neupaver Age 55 Director since 2006	President and Chief Executive Officer since February 2006. President of the Electromechanical Group of AMETEK, Inc. from 1998 to February 2006.

Directors’ Compensation

Each non-employee director of Wabtec receives an annual cash retainer equal to $25,000 for their services as a director. In addition, each such director is entitled to receive $1,500 for each Board meeting or Board committee meeting that they attend in person and $1,000 for each Board meeting or Board committee meeting that they participate by telephone. All directors are reimbursed for their out-of-pocket expenses incurred in connection with attendance at meetings and other activities relating to the Board or its committees.

In addition, the non-employee directors also participate in the 1995 Non-Employee Directors’ Fee and Stock Option Plan (the “Plan”). Under the Plan, newly elected directors are eligible to receive 5,000 stock options (vesting one-third on each subsequent anniversary date) and 1,500 shares of Wabtec common stock upon their initial election to the Board. On July 20, 2005, Gary Valade received 5,000 options at a grant price of $22.39 and also received 1,500 shares of Wabtec common stock.

Each non-employee director is entitled to receive 1,500 shares of Wabtec common stock annually on the first business day following the annual meeting of stockholders (unless his or her first election was at such meeting or within three months prior to the anniversary date of the last annual meeting). Each non-employee director serving on the Board received 1,500 shares of Wabtec common stock on May 18, 2005. Each non-employee director also receives 4,000 stock options each January 2nd during the term of his or her service on the Board. Such grants are priced at the average of the high and low stock price on the date granted. On January 3, 2005, each non-employee director serving on the Board received 4,000 options at a grant price of $21.145 and on January 3, 2006 each non-employee director serving on the Board received 4,000 options at a grant price of $26.655. The committee administering the plan has authority to modify the number of options granted upon election and annually as well as the vesting periods of these options.

The Board and Committees

The Board met seven times during 2005. All directors attended at least 75% of all meetings of the Board and the committees on which they served in 2005. The Board committees that help the Board fulfill its duties include the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee. The Board also holds regularly scheduled meetings of non-employee directors. Mr. Davis presides at these meetings, and upon expiration of his current term, Mr. Fernandez has been chosen to preside at these meetings.

The Board has adopted categorical standards to assist it in determining whether its members meet the independence requirements of the NYSE. These standards provide that the following relationships are deemed to be immaterial and would not in and of themselves impair a director’s independence:

•	a director or an immediate family member is an executive officer or employee of a company that makes payments to, or receives payments from, Wabtec or any of its subsidiaries for property or services in an amount which in any single fiscal year does not exceed the greater of $1 million or 2% of such other company’s consolidated gross revenue;

•	a director beneficially owns less than 10% of Wabtec’s issued and outstanding common stock; and

•	a director serves as an executive officer of a charitable organization and Wabtec’s charitable contributions to the charitable organization in any fiscal year are not more than the greater of $1 million or 2% of the charitable organization’s consolidated gross revenues.

The Board has reviewed the independence of its members considering these standards and any other commercial, legal, accounting and familial relationships between the directors and Wabtec and has determined that a majority of its members are independent. Specifically, none of the following directors, Mr. Davis, Mr. Fernandez, Mr. Foster, Mr. Napier, Mr. Howell and Mr. Valade, has a material relationship with Wabtec and each such director meets the independence requirements of the NYSE.

The Board provides a process for stockholders to send communications to the Board or any of the directors of Wabtec. Stockholder communications to the Board or any director should be sent c/o the Secretary of Wabtec, 1001 Air Brake Avenue, Wilmerding, PA 15148. All such communications will be compiled by the Secretary of Wabtec and submitted to the Board or the individual director at the next regularly scheduled meeting of the Board. Stockholders may also communicate directly with the non-employee directors at the email address nonmanagementdirectors@wabtec.com.

It is the company’s policy that all directors attend the annual meeting of stockholders if reasonably possible. All but one director attended the 2005 annual meeting of stockholders.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee reviewed and approved an amended and restated charter at its February 16, 2006 meeting. A current copy of the amended charter is available on

Wabtec’s website at http://www.wabtec.com and available to any shareholder who requests it. The principal functions of the Nominating and Corporate Governance Committee are to:

•	identify the skills and characteristics to be found in candidates to be considered to serve on Wabtec’s Board of Directors and to use such to select nominees;

•	recommend nominees for each Board committee;

•	oversee the corporate governance of Wabtec; and

•	to recommend corporate governance guidelines.

The Committee met two times during 2005. The members of the Nominating and Corporate Governance Committee are Mr. Davis, Mr. Fernandez and Mr. Howell, who are each independent, as independence for such members is defined in the listing standards of the NYSE. Mr. Davis is the Chairman of the Nominating and Corporate Governance Committee.

The Committee will consider director nominees recommended by stockholders. Stockholders wishing to recommend a director candidate for consideration by the Committee can do so by writing the Secretary of Wabtec at 1001 Air Brake Avenue, Wilmerding, PA 15148; giving the candidate’s name, biographical data and qualifications. Any such recommendation should be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. No candidates for Board membership have been put forward by stockholders for election at the 2006 annual meeting of stockholders.

In evaluating candidates for the Board, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials. The Committee is guided by the objective set forth in its charter of ensuring that the Board consists of individuals from diverse educational and professional experiences and backgrounds who collectively provide meaningful counsel to management. The Committee considers the candidate’s character, integrity, experience, understanding of strategy and policy-setting and reputation for working well with others. If candidates are recommended by the company’s stockholders, such candidates will be evaluated using the same criteria. With respect to nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered.

Pursuant to authority granted under its charter, the Nominating and Corporate Governance Committee consulted with a search firm in 2005 for assistance for identifying and evaluating potential candidates for Board positions.

The Audit Committee

The Audit Committee acts under a written charter, which was amended and restated by the Board of Directors on February 18, 2004. The Audit Committee reviewed and approved the continued use of its written charter at its February 16, 2006 meeting. A current copy of the charter is available on Wabtec’s website at http://www.wabtec.com and available in print to any shareholder who requests it.

The Audit Committee provides assistance to the Board in fulfilling its oversight responsibility to stockholders, the investment community and others relating to the integrity of Wabtec’s financial statements, the financial reporting process, the systems of internal accounting and financial controls, the performance of Wabtec’s internal audit function and independent registered public accountants, the independent registered public accountant’s qualifications and independence, and Wabtec’s compliance with ethics policies and legal and regulatory requirements. The Committee is directly responsible for appointing, compensating, retaining and overseeing the work of the independent registered public accounting firm engaged by Wabtec. The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by Wabtec regarding accounting, internal controls or auditing matters and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Audit Committee met ten times in 2005. The current Audit Committee members are Mr. Fernandez, Mr. Foster, Mr. Howell and Mr. Valade, who are each independent, as independence is defined in the listing standards of the NYSE. During 2005, Mr. Miscoll, who resigned due to health reasons in January of 2006, also served on the Audit Committee as its Chairman. The Board had determined that he qualified as an “audit committee financial expert” as such is defined by the regulations of the Securities and Exchange Commission. At the Board’s meeting on February 16, 2006, the Board determined that Mr. Valade, who now serves as the Audit Committee’s Chairman, qualifies as an “audit committee financial expert” as defined in the regulations of the Securities and Exchange Commission.

Audit Committee Report

The Audit Committee is responsible for reviewing the company’s financial reporting process on behalf of the Board of Directors. Management of the company has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In the performance of our oversight function, we meet with management periodically to consider the adequacy of the company’s internal controls and the objectivity of its financial reporting. We meet privately with the independent registered public accountants, who have unrestricted access to the audit committee. Specifically, we have reviewed and discussed with management and the independent registered public accountants the company’s consolidated financial statements as of and for the fiscal year ended December 31, 2005.

We have also discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect.

Furthermore, we have received and reviewed the written disclosures and the letter from the independent registered public accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and have discussed with the independent registered public accountants their independence.

Based on the review and discussions referred to above, we recommended to the Board of Directors that the audited financial statements referred to above be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2005 to be filed with the Securities and Exchange Commission.

Respectfully submitted,

Gary C. Valade, Chairman

Emilio A. Fernandez

Lee B. Foster, II

Michael W. D. Howell

The Compensation Committee

The Compensation Committee provides assistance to the Board relating to the compensation of Wabtec’s officers and directors. The Committee’s principal responsibilities include:

•	reviewing and approving goals and objectives for the Chief Executive Officer and determining the Chief Executive Officer’s compensation,

•	recommending compensation of all directors and officers, and

•	recommending incentive compensation plans and equity-based plans.

The Compensation Committee members are: Mr. Davis, Mr. Fernandez, Mr. Foster and Mr. Napier. Mr. Napier serves as the Compensation Committee’s Chairman. Mr. Foster has been chosen to preside as the Compensation Committee’s Chairman upon expiration of Mr. Napier’s current term following this annual meeting of stockholders. The Compensation Committee met four times in 2005. The Compensation Committee reviewed and approved the continued use of its written charter at its February 16, 2006 meeting. A copy of the written charter is available on Wabtec’s website at http://www.wabtec.com and available in print to any shareholder who requests it.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee in 2005, Mr. Davis, Mr. Fernandez, Mr. Foster and Mr. Napier, are non-employee directors who satisfy the independence standards of the NYSE listing standards.

During 2005, Wabtec had no interlocking relationships in which (i) an executive officer of Wabtec served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee of Wabtec; (ii) an executive officer of Wabtec served as a director of another entity, one of whose executive officers served on the Compensation Committee of Wabtec; and (iii) an executive officer of Wabtec served as a member of the compensation committee of another entity, one of whose executive officers served as a director of Wabtec.

Compensation Committee Report

All of the members of the Compensation Committee are non-employee directors. The Committee’s principal responsibility is to review, recommend and approve changes to our compensation policies and programs. The Committee is also responsible for reviewing and approving all compensation actions for the Chief Executive Officer and other executive officers.

Our compensation plan has three basic components:

•	Base salaries and bonuses,

•	Benefit plans, and

•	Long-term incentives.

Base Salaries and Bonuses. The Committee recommends base salaries and bonuses of executive officers to the Board, which then establishes these items. Base salaries are determined at the beginning of the year and bonuses are awarded after our fiscal year results are available.

Executive officers’ base salaries depend mainly on their office and responsibilities and are reviewed annually. Mr. William E. Kassling served as Chief Executive Officer of Wabtec from May 2004 through January 2006 at an annual base salary of $700,000. Mr. Kassling also receives a bonus based on the same factors as the other executive officers as discussed below. The Committee reviews and approves the salary for the Chief Executive Officer each year.

During 2005, Wabtec had in effect an executive bonus plan, which was approved by the Board. Bonuses are based upon the success of two factors: a financial performance factor, which measures earnings before interest and taxes and working capital management; and a personal performance factor which measures whether the executive has attained certain goals agreed to by the executive, his supervisor, and the Board. There are guidelines as to the payment of bonuses, although the Committee may exercise its discretion with respect to those guidelines. We believe that this philosophy encourages Wabtec and our executives to establish ambitious goals and that it promotes teamwork, productivity and profitability.

In an effort to promote stock ownership, Wabtec established an Employee Stock Purchase Plan in 1998. Under the plan, Wabtec employees may purchase shares of Wabtec common stock for 85% of the fair market value through payroll deductions up to a maximum of $25,000 of Wabtec stock per year. We believe that this plan promotes Wabtec’s continued success by encouraging our employees to have increased awareness of, and commitment to, our corporate goals. William E. Kassling, Patrick D. Dugan, Barry L. Pennypacker, Gary Prasser, Scott E. Wahlstrom and Timothy R. Wesley participated in the Plan during 2005.

Long Term Incentives. The Committee may grant long-term incentives to employees by granting stock options or performance units or making restricted share awards under the company’s 2000 Stock Incentive Plan. The Committee views stock options, performance units and restricted share awards as incentives to enable Wabtec to hire and retain executives and to provide executives with incentives related to the company’s stock price, in the case of stock option or restricted share awards, or economic profit, in the case of performance units, so their interests are aligned with your interests, as Wabtec common stockholders. Our decision to grant stock options or performance units or award restricted shares is based upon an individual’s job level, among other factors.

Other. Executive officers may also participate in Wabtec’s 401(k) Plan. Wabtec provides certain other personal benefits to certain employees, including executive officers that are not significant in total.

Respectfully submitted,

James V. Napier, Chairman

Emilio A. Fernandez

Lee B. Foster, II

Kim G. Davis

Transactions with Management

Employment Agreement. Albert J. Neupaver became President and Chief Executive Officer of Wabtec effective February 1, 2006. In connection with this appointment Wabtec entered into an employment agreement, effective February 1, 2006, with Mr. Neupaver. Pursuant to the agreement, Mr. Neupaver will receive a salary of $600,000 and is entitled to participate in Wabtec’s Executive Bonus Plan, Long-Term Incentive Plan and Stock Incentive Plan. Mr. Neupaver was also granted 90,000 shares of restricted stock, which vest in annual 25% increments from February 1, 2006. Mr. Neupaver is also entitled to executive perquisites such as a company car, club memberships and reimbursement for tax preparation and estate planning services. Under the terms of the agreement, if Mr. Neupaver is terminated during his first two years of employment for reasons other than cause, death or disability, he is entitled to receive 24 months base salary and his target bonus, and is entitled to participate in Wabtec’s benefit programs for two years from his termination date.

By-laws. Pursuant to the terms of Wabtec’s amended and restated by-laws, William E. Kassling and Emilio A. Fernandez will be members of the Board so long as each person is able and willing to serve and each person beneficially owns a certain percentage of Wabtec common stock.

Summary Compensation Table

This table shows the compensation for Wabtec’s Chief Executive Officer during 2005 and the four other most highly paid executive officers, other than the Chief Executive Officer, in 2005.

	Annual Compensation				Long Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation (1)	Restricted Stock Award	Securities Underlying Options	LTIP Payouts	All Other Compensation (2)
William E. Kassling (3)	2005	$700,000	$1,000,000	$101,014	—	50,000	—	$18,144
Chairman and Former Chief Executive Officer and President	2004 2003	571,608 449,009	533,356 182,717	95,978 111,092	— —	30,000 75,000	— —	17,242 18,720

Alvaro Garcia-Tunon	2005	$279,231	$263,687	$53,868	—	20,000	—	$13,580
Senior Vice President, Chief Financial Officer and Secretary	2004 2003	246,519 203,750	198,376 98,052	54,796 47,542	— —	10,000 40,000	— —	13,053 16,066

Barry L. Pennypacker	2005	$254,154	$235,823	$—	—	20,000	—	$12,990
Vice President and	2004	235,058	194,271	—	—	10,000	—	6,478
Group Executive	2003	211,615	81,777	—	—	15,000	—	9,810

Timothy J. Logan	2005	$218,461	$202,385	$—	—	20,000	—	$13,354
Vice President and	2004	208,596	182,253	—	—	10,000	—	12,990
Group Executive	2003	196,615	100,348	—	—	10,000	—	15,988

James E. McClaine	2005	$205,000	$180,387	$39,860	—	20,000	—	$20,578
Vice President and	2004	199,450	138,301	—	—	10,000	—	15,735
Group Executive	2003	192,000	56,579	—	—	10,000	—	19,804
(1)	In accordance with the Securities and Exchange Commission regulations, amounts that are less than the lesser of $50,000 or 10% of the total annual salary and bonus for the applicable executive officer have been omitted. The amount of personal benefits shown in this column that represent more than 25% of the applicable executive officer’s total “Other Annual Compensation” for the applicable year include: (1) perquisite payments were paid in the form of reimbursements of actual expenses to Mr. Kassling of up to $40,000 in 2005, 2004, and 2003; and to Mr. Garcia-Tunon of up to $15,000 in 2005, 2004 and 2003, which covered items such as financial planning services, tax preparation, estate planning, additional country club fees and health club fees; (2) tax gross up payments for the following individuals: Mr. Kassling, $41,022 (2005), $38,976 (2004) and $48,736 (2003); Mr. Garcia-Tunon, $21,876 (2005), $22,253 (2004) and $20,857 (2003); and Mr. McClaine, $19,609 (2005); and (3) car allowances for the following individuals: Mr. Garcia-Tunon, $11,173 (2004); and Mr. McClaine, $15,013 (2005).

(2)	Amounts include matching contributions made by the company under its 401(k) plan paid on behalf of the following individuals in 2005, 2004 and 2003, respectively: Mr. Kassling, $12,600, 12,300 and $15,500; Mr. Garcia-Tunon, $12,600, 12,300 and $15,500; Mr. Pennypacker, $12,600, $6,150 and $9,500; Mr. Logan, $12,600, $12,300 and $15,339; and Mr. McClaine, $12,300, $12,005 and $15,260. Amounts also include imputed group term life insurance premium payments paid by the company on behalf of the following individuals in 2005, 2004 and 2003, respectively: Mr. Kassling, $5,544, $4,942 and $3,220; Mr. Garcia-Tunon, $980, $753 and $566; Mr. Pennypacker, $390, $328 and $310; Mr. Logan, $754, $690 and $649; and Mr. McClaine, $2,043, $1,885 and $1,885. Amounts also include additional life insurance policy premium payments paid by the company on behalf of Mr. McClaine of $6,235 (2005), $1,845 (2004) and $2,659 (2003).

(3)	Mr. Kassling served as President and Chief Executive Officer from May 19, 2004 through January 31, 2006. Mr. Kassling continues to serve as Chairman of Wabtec and has held this position since 1990. Effective as of February 1, 2006, Albert J. Neupaver is the President and Chief Executive Officer of Wabtec.

Option Grants in 2005

This table shows the options granted in 2005 for Wabtec’s Chief Executive Officer during 2005 and the four most highly paid executive officers, other than the Chief Executive Officer, in 2005.

Name	No. of Shares Subject to Options Granted (1)	% of Total Options Granted to Employees in 2005	Exercise Price/Share	Expiration Date	Grant Date Present Value (2)
William E. Kassling	50,000	20.0%	$17.07	02/24/15	$364,000
Chairman and Former President and Chief Executive Officer

Alvaro Garcia-Tunon	20,000	8.0%	$17.07	02/24/15	$145,600
Senior Vice President, Chief Financial Officer and Secretary

Barry L. Pennypacker	20,000	8.0%	$17.07	02/24/15	$145,600
Vice President and Group Executive

Timothy J. Logan	20,000	8.0%	$17.07	02/14/15	$145,600
Vice President and Group Executive

James E. McClaine	20,000	8.0%	$17.07	02/14/15	$145,600
Vice President and Group Executive
(1)	The option grants were made on February 24, 2005 under the company’s 2000 Stock Incentive Plan.

(2)	Based on the Black-Scholes option pricing model adopted for use in valuing executive stock options. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance that the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values under that model were calculated based on the following assumptions:

February 24, 2005 Grant

Dividend Yield	0.30

Exercise Date	Five-Year Expected Life

Risk-Free Interest Rate	4.30%

Volatility	43.5

2005 Aggregate Option Exercises and Year-End Option Values

This table shows the number and value of stock options exercised and unexercised for Wabtec’s Chief Executive Officer during 2005 and the four most highly paid executive officers, other than the Chief Executive Officer, in 2005.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2005 Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at December 31, 2005 Exercisable/Unexercisable (1)
William E. Kassling	—	—	366,880/95,000	$4,910,866	$1,118,500
Chairman and Former President and Chief Executive Officer

Alvaro Garcia-Tunon	833	$6,672	45,167/40,000	$615,711	$487,331
Senior Vice President, Chief Financial Officer and Secretary

Barry L. Pennypacker	10,000	$187,300	68,333/31,667	$1,064,838	$351,837
Vice President and Group Executive

Timothy J. Logan	30,000	$479,100	118,440/30,000	$1,358,577	$324,731
Vice President and Group Executive

James E. McClaine	46,750	$594,964	40,800/30,000	$581,253	$324,731
Vice President and Group Executive
(1)	The value of unexercised options is based on the difference between the exercise prices of the various option grants and the fair market value (average of high and low) of Wabtec’s common stock on the NYSE on December 30, 2005 of $27.03.

Equity Compensation Plan Information

This table provides aggregate information as of December 31, 2005 concerning equity awards under Wabtec’s compensation plans and arrangements.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders	2,922,387	$13.98	1,028,322
Equity compensation plans not approved by shareholders	0	0	0

Total	2,922,387	$13.98	1,028,322

Long-Term Incentive Plan—Awards in 2005

This table shows the performance units granted to and estimated future payouts for Wabtec’s Chief Executive Officer during 2005 and the four most highly paid executive officers, other than the Chief Executive Officer, in 2005.

	Performance Units (1)	Performance Period Until Maturation or Payout	Estimated Future Payouts under Non-Stock Price-Based Plans
Name			Threshold	Target	Maximum
William E. Kassling	30,000	01/05–12/07	15,000	30,000	60,000
Alvaro Garcia-Tunon	12,000	01/05–12/07	6,000	12,000	24,000
Barry L. Pennypacker	12,000	01/05–12/07	6,000	12,000	24,000
Timothy J. Logan	12,000	01/05–12/07	6,000	12,000	24,000
James E. McClaine	12,000	01/05–12/07	6,000	12,000	24,000
(1)	Represents a target grant of performance units at the beginning of the 3-year performance period. A performance unit is equal to a share of Wabtec common stock. If Wabtec achieves its 3-year cumulative economic profit goal, then participants will earn the target number of performance units. In general, the goals increase each year taking into account expected market conditions, and are intended to reflect a superior performance by management. If Wabtec achieves the maximum 3-year cumulative economic profit goal, a participant will earn a maximum number (equal to two (2) times the target level) of performance units. If Wabtec achieves the threshold 3-year cumulative economic profit goal, a participant will earn a threshold number (equal to one-half of the target level) of performance units. The number of performance units earned for performance between threshold and target, and target and maximum will be interpolated on a straight-line basis. No performance units will be earned for performance below the 3-year cumulative economic profit threshold and no additional performance units will be earned for performance exceeding the 3-year cumulative economic profit maximum. This plan is intended to encourage the long-term stability of Wabtec’s management by establishing ambitious goals designed to promote the long-term productivity and profitability of the company. If a plan participant leaves the company voluntarily, or is terminated for cause, prior to the end of the performance period, they are not eligible to receive any performance units they may have earned under the plan. If a plan participant otherwise leaves the company, his or her payout will be pro-rated in accordance with the amount of time he or she participated in the plan relative to the performance period.

Stock Performance Graph

The graphs below compare the cumulative total stockholder return, through December 30, 2005, of Wabtec’s common stock, the S&P 500 and two peer groups of manufacturing companies, the former peer group and the new peer group. The former peer group consists of the following publicly traded manufacturing companies, which engaged in lines of business similar to those of Wabtec’s: Atchison Casting Corp., The Greenbrier Companies, Inc., L.B. Foster Company and Trinity Industries. The new peer group is comprised of the same companies as the former peer group except Portec Rail Products, Inc. and FreightCar America Inc., which completed initial public offerings in 2004 and 2005, respectively, have been added and Atchison Casting Corp, which has been in bankruptcy, has been removed. The new peer group has been chosen to more closely reflect the companies that resemble Wabtec. The graphs assume that a person invested $100 on December 29, 2000 and that dividends are reinvested.

Stock Performance Graph of Former Peer Group

Stock Performance Graph of New Peer Group

Fees to Independent Registered Public Accounting Firm

The following table shows the aggregate fees for services provided by Ernst & Young LLP for the fiscal years ended December 31, 2005 and December 31, 2004:

	2005	2004
Audit Fees	$1,878,000	$1,759,787
Audit-Related Fees	$23,000	$102,427
Tax Fees	$461,000	$355,477
All Other Fees	$0	$0

Total Fees	$2,362,000	$2,217,691

Audit Fees

Audit fees include fees for audit services in connection with Wabtec’s annual financial statements, review of financial statements included in Wabtec’s quarterly reports on Form 10-Q and Securities and Exchange Commission filings, and audit of internal control over financial reporting.

Audit-Related Fees

Audit-related fees include fees for services related to the audits of employee benefit plans, international accounting issues and implementation of rules related to Sarbanes-Oxley.

Tax Fees

Tax fees include fees for services related to tax return preparation, tax compliance and tax planning.

All Other Fees

None.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm to assure that the provision of such services does not impair the independent registered public accounting firm’s independence.

The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. All other permitted services must be pre-approved by the Audit Committee.

The Chief Financial Officer determines whether services to be provided require pre-approval or are included within the list of pre-approved services.

All services provided by Ernst & Young LLP for fiscal year 2005 were pre-approved by the Audit Committee.

Proposal 2—Approval of the Amended and Restated Stock Incentive Plan

On February 16, 2006, the Board approved amendments to and amended and restated the stock incentive plan (the “Amended and Restated Stock Incentive Plan”) to replace the 2000 Stock Incentive Plan subject to your approval. The changes made to the 2000 Stock Incentive Plan by the Amended and Restated Stock Incentive Plan include:

•	removal of the evergreen provision for share replenishment from the plan and addition of 2,000,000 shares to the plan,

•	extension of the expiration date of the plan until January 31, 2016,

•	prohibition of repricing or exchange of options without stockholder approval,

•	elimination of the ability of Wabtec to grant discounted stock options,

•	modification of the plan to permit upward adjustments to performance targets in mid-cycle as well as downward adjustments, and

•	certain other technical, conforming or updating modifications to the plan.

The Board recommends that you approve the Amended and Restated Stock Incentive Plan for the reasons discussed in “General” below.

The following is a summary of the main features of the Amended and Restated Stock Incentive Plan and is not a complete description of all provisions of the plan. A copy of the Amended and Restated Stock Incentive Plan is attached as Appendix A. You may want to read the entire plan before voting.

General

The purpose of the Amended and Restated Stock Incentive Plan is to:

•	provide additional motivation for eligible employees and improve their retention,

•	reward employees with an opportunity to acquire shares of Wabtec common stock on favorable terms, and

•	provide us a way to attract able persons to join Wabtec.

Eligible employees include key employees of Wabtec identified by the sub-committee of the Compensation Committee (referred to as the committee) who share responsibility for management, growth or protection of the business. As of December 31, 2005, there were approximately 160 persons eligible to participate in the plan. The plan provides for the grant of different types of options: incentive stock options (options under Section 422 of the Internal Revenue Code), nonstatutory stock options (options that do not qualify under Sections 422 or 423 of the Internal Revenue Code) or both, but not together. It also provides for the grant of cash payment rights with nonstatutory stock options and the award of restricted shares and performance units. The maximum number of shares for which future stock options may be granted or shares may be awarded under the plan is the number of shares that are available under the existing 2000 Stock Incentive Plan plus an additional 2,000,000, which represents 5.65% of the total shares outstanding as of December 31, 2005. The committee may not grant or award stock options, cash payment rights, restricted shares or performance units payable in shares after January 31, 2016. The fair market value of a share of Wabtec common stock on March 31, 2006 was $32.33.

Stock Options

A stock option provides the optionee with the ability to purchase shares of Wabtec common stock by paying the exercise price. The exercise price is determined by the committee and may not be less than the fair market value per share of the stock covered by the option on the grant date. The exercise price for incentive stock options granted to an employee who owns stock representing over ten percent of the voting power of all Wabtec common stock must be at least 110% of fair market value on the date of grant. Fair market value is the average of the high and low sales prices of Wabtec common stock as quoted in the NYSE-Composite Transactions listing of The Wall Street Journal for the applicable date.

The exercise price is payable in cash unless the committee authorizes an optionee to pay all or a portion of the exercise price with Wabtec common stock. The fair market value of the stock delivered applies to the exercise price. Cash must be paid in lieu of payment with a fractional share. The optionee may not use shares that have been held for less than six months.

The maximum number of shares that may be awarded as stock options under the plan to any one employee in any one calendar year is 300,000 shares. The difference between this maximum number and the number of shares granted in a given year may increase the maximum number of shares that may be awarded in subsequent years.

The total fair market value of the shares with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year may not exceed $100,000. Any amount above the limit will be converted to nonstatutory stock options. The plan provides limitations on accelerating option exercise dates if the result is to violate this $100,000 limit. The committee may accelerate exercise dates of incentive stock options in its discretion.

Wabtec cannot modify outstanding stock options to decrease the exercise price or offer to exchange stock options for other consideration without first obtaining stockholder approval.

Unless disabled, as defined in the Internal Revenue Code, if an optionee is voluntarily terminated or retires the optionee may exercise outstanding incentive stock options within the shorter of three months from termination or the expiration date, if the options were exercisable immediately before termination. The optionee may exercise outstanding nonstatutory options within the shorter of one year from termination or the expiration date, if the options were exercisable immediately before termination. If disabled and voluntarily terminated, an optionee may exercise outstanding options within the shorter of one year from termination or the expiration date, even if the options were not exercisable prior to termination. If an optionee dies while employed, the optionee’s legal representative may exercise options within the shorter of one year from death or the expiration date, even if the options were not exercisable prior to death. If an optionee dies after his or her employment has terminated when an option is exercisable, the optionee’s legal representative may exercise options within the shorter of one year from death or the expiration date, if the options were exercisable immediately prior to death. Options are automatically terminated if an optionee’s employment ends for any other reason. These rules and time periods may be modified by the committee.

Only an optionee can exercise an option during his or her life. Options can only be transferred by will or state laws of distribution.

Cash Payment Rights

Cash payment rights may be granted with nonstatutory stock options. The holder will receive cash for these rights equal to a percentage, set by the committee, of the fair market value of the stock less the exercise price multiplied by the number of shares covered by the option. The percentage may not be over one hundred percent.

Restricted Shares

The committee may award restricted shares that are subject to transfer and other restrictions and other conditions imposed by them. Share certificates are issued in the name of the awardee and held by us in escrow. When the restrictions and conditions lapse, we will give the shares to the awardee along with any unpaid dividends. From the date of the award, the awardee is a stockholder of all shares represented by the certificates and has all stockholder rights, subject to the restrictions imposed by the committee.

Performance Units

The committee may award performance units based on the level of performance of Wabtec over a period of time determined by the committee. Performance units may be paid in cash or shares of Wabtec common stock. Cash awards may be fixed dollars, percentage of salary or percentage of a pool based on earnings of Wabtec.

Additional Rights

The plan provides for additional rights for certain events including:

•	our actual knowledge that a person has acquired shares having 30% or more of voting power,

•	a tender offer is made for our shares having 30% or more of voting power,

•	someone other than us solicits proxies to elect or remove 50% or more of any class of the Board, or

•	you approve a merger or similar transaction in which you do not own a majority of voting power after the transaction.

If one of these events occurs:

•	all outstanding stock options become fully exercisable,

•	all options of optionees who are terminated within a year of the event are exercisable for three years from termination unless they expire earlier,

•	all restrictions on restricted shares lapse, and

•	all performance units are paid to the awardee.

Furthermore, Wabtec will pay cash (on a grossed-up basis) for the amount of excise tax due from an optionee or awardee that is deemed to have received an excess payment on a change of control. These provisions may be considered as having an anti-takeover effect.

Miscellaneous

Grants and awards under the plan will be confirmed by an agreement between Wabtec and the employee. The Board may amend or terminate the plan at any time except that your approval is needed to increase the number of shares that may be issued under the plan, to increase the maximum number of shares that may be granted or awarded to any one employee, to change the class of eligible employees and if your approval is needed for grants and awards under the plan to qualify for the exemption from Section 16(b) of the Exchange Act. Consent of a holder is necessary to adversely affect his or her rights. The committee may make adjustments to shares available under the plan and outstanding options to prevent dilution in certain circumstances.

Federal Income Tax Consequences

The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Amended and Restated Stock Option Plan to the recipient and the company. This summary is not intended to be exhaustive, is based on U.S. federal income tax law currently in effect, does not constitute tax advice and, among other things, does not address possible state, local or foreign tax consequences.

This summary is not intended or written to be used, and it cannot be used, by any recipient for the purpose of avoiding any penalties that may be imposed on any recipient.

Nonstatutory Stock Options. Generally, an optionee does not have any taxable income when a nonstatutory stock option is granted. At the time of exercise, an optionee has compensation income for the excess of the fair market value of the shares received on the exercise date over the exercise price. If the exercise price is paid for in whole or in part with shares, an optionee will have no income, gain or loss for the value of shares received equal to the value of shares used to pay the exercise price. However, the optionee will have taxable compensation income for the excess of the fair market value of shares received over those delivered to pay the exercise price, minus any cash paid as part of the exercise price. If an optionee later sells the shares, the optionee has capital gain or loss for the difference between the amount received and the tax basis of the shares. The tax basis generally includes the compensation income from the exercise of the option. Wabtec can generally take a deduction for the amount taxed as compensation to the optionee.

Incentive Stock Options. An optionee does not have any taxable income when an incentive stock option is granted. Generally, an optionee does not have any taxable income at the time of exercise regardless of whether cash or shares are used to pay the exercise price but will have an increase in taxable income for alternative minimum tax purposes.

An optionee can generally treat gain or loss recognized when shares are disposed as a long-term capital gain or loss, unless the disposition is a disqualifying disposition. Long-term capital gains are generally taxed at lower rates than compensation income and capital losses have special rules regarding deductibility. A disqualifying disposition generally occurs when the shares are disposed within two years from the date of grant of the incentive stock option or within one year after the exercise. For disqualifying dispositions, an optionee generally has compensation income in the year of the disposition equal to the difference between the fair market value of the shares received on the exercise date and the exercise price. This amount may be limited in certain circumstances. Any additional gain is taxed as short-term or long-term capital gain, depending on how long the shares were held. Special rules apply if the exercise price is paid in shares of Wabtec common stock.

Wabtec is not allowed a tax deduction for the shares received by an optionee when an optionee exercises an incentive stock option. If an optionee has taxable compensation because of a disqualifying disposition, Wabtec can generally take a tax deduction for the amount taxed as compensation to the optionee.

Cash Payment Rights. An optionee does not have any taxable income when cash payment rights are received. An optionee has compensation income in the year when eligible to receive the cash payment with exercise of the related option. Wabtec can generally take a deduction for the amount taxed as compensation. (It is currently not clear whether cash payment rights are exempt from or comply with the requirements of Section 409A of the Internal Revenue Code. They will not be granted unless Wabtec believes they are exempt or comply.)

Restricted Shares. If restricted shares are nontransferable and subject to risk of forfeiture, the awardee is not taxed on compensation income in the year of the award unless the awardee elects to be taxed in that year as allowed by the Internal Revenue Code. If the election is made, the awardee has compensation income in the year of the award equal to the fair market value of the shares on the date of the award (without consideration of the restrictions) less any cash paid by the awardee for the shares. If the election is not made, the awardee has compensation income for the fair market value of the shares on the date the restrictions expire less any cash paid by the awardee for the shares. Wabtec can generally take a tax deduction for the amount taxed as compensation to the awardee. If the awardee later sells the shares, the difference between the amount realized on the sale and the amount previously taxed as compensation (plus any cash paid for the shares) is taxed as a capital gain or loss.

Performance Units. An awardee does not have any taxable income when a performance unit is received. The awardee has compensation income in the year the awardee is entitled to receive cash or shares equal to the cash or the fair market value of the shares. Wabtec can generally take a deduction for the amount treated as compensation to the awardee. If the awardee later sells any shares received, the difference between the amount realized and the amount previously taxed as compensation is taxed as a capital gain or loss.

Other. Certain events described above under Additional Rights may result in a Federal excise tax to the optionee or awardee and the loss of a compensation deduction to Wabtec in certain circumstances.

Under Section 162(m) of the Internal Revenue Code in certain circumstances Wabtec may not be able to deduct the compensation (other than from stock options) that exceeds $1,000,000 in any taxable year paid to a covered employee. A covered employee is the chief executive officer at the end of the tax year and the four highest paid officers for the tax year.

New Plan Benefits

The following table summarizes what benefits were received by or allocated to each named executive officer and the groups identified below pursuant to the Amended and Restated Stock Incentive Plan during 2006. Non-employee directors, including Kim G. Davis, Michael W.D. Howell and Gary C. Valade, who stand for election at this annual meeting of stockholders, are not entitled to participate in this plan.

New Plan Benefits

Amended and Restated Stock Incentive Plan

Name	Number of Restricted Shares
William E. Kassling	0
Alvaro Garcia-Tunon	9,000
Barry L. Pennypacker	9,000
Timothy J. Logan	9,000
James E. McClaine	0
Executive Officer Group	89,500	(1)
Non-Executive Officer and Director Group	0
Non-Executive Officer Employee Group	24,000
(1)	In addition, on February 1, 2006, Albert J. Neupaver received a one-time grant of 90,000 restricted shares in connection with his appointment as President and Chief Executive Officer of Wabtec as described more fully in “Transactions with Management” on page 11.

Vote Required

This proposal is adopted if a majority of the votes cast are voted “for” the proposal. In addition, the total votes cast must represent 50% of all of the shares entitled to vote on the proposal. Abstentions will be treated as votes cast, but broker non-votes will not.

The Board recommends you vote FOR this proposal.

Proposal 3—Approval of the Amended and Restated Director Plan

On February 16, 2006, the Board approved the amendments to and amended and restated the director plan (the “Amended and Restated Director Plan”) to replace the 1995 Nonemployee Directors’ Fee and Stock Option Plan subject to your approval. The changes made to the 1995 Nonemployee Directors’ Fee and Stock Option Plan by the Amended and Restated Director Plan include:

•	extension of the expiration date of the plan until October 31, 2015,

•	changing the method of making grants of restricted shares for director fees and grants of stock options, to permit amounts of such grants to be modified from time to time by the Compensation Committee or the Stock Compensation Subcommittee of the Compensation Committee, and

•	certain other technical, conforming or updating modifications to the plan.

The Board recommends that you approve the Amended and Restated Director Plan for the reasons discussed in “General” below.

The following is a summary of the main features of the Amended and Restated Director Plan and is not a complete description of all of the provisions of the plan. A copy of the Amended and Restated Director Plan is attached as Appendix B. You may want to read the entire plan before voting.

General

The purpose of the Amended and Restated Director Plan is to:

•	provide each non-employee director compensation (referred to as director fees) for future services to be performed as a member of the Board,

•	promote the long-term success of the company by creating a long-term mutuality of interests between the non-employee directors and the shareholders of the company,

•	to provide an additional motivation for non-employee directors and improve their retention, and

•	provide us a way to attract able persons as directors of Wabtec.

Only non-employee directors are eligible to participate in the Amended and Restated Director Plan. There are currently seven non-employee directors eligible to participate in the plan. The plan provides for director fees and nonstatutory stock options.

An aggregate of 500,000 shares of Wabtec common stock may be granted as payment to non-employee directors for director fees and stock options under the plan.

Director Fees

Each non-employee director will receive director fees in the form of 1,500 shares of Wabtec common stock payable on the first business day following his or her initial election to the Board unless such first election occurs at an annual meeting of the company or within three months prior to the anniversary date of the prior year’s annual meeting, in which case payment of the director fees will occur in accordance with the annual payment of director fees. The annual payment of director fees in the form of 1,500 shares of Wabtec common stock will be made on the first business day following the annual meeting of shareholders of Wabtec to the non-employee directors as of that date. The committee administering the Amended and Restated Director Plan (presently the Compensation Committee) has the authority to modify the number of shares paid and the date of any such payment.

Stock Options

Terms

On the date of his or her first election to the Board, each non-employee director will be granted (subject to the vesting provisions set forth below) a “nonstatutory stock option” (i.e., a stock option which does not qualify under Sections 422 or 423 of the Internal Revenue Code) to purchase 5,000 shares of Wabtec common stock. Stock options granted become exercisable as follows:

•	options with respect to 1,666 shares vest on the first anniversary of the date of grant,

•	options with respect to 1,667 shares vest on the second anniversary of the date of grant, and

•	options with respect to the final 1,667 shares vest on the third anniversary of the date of grant.

On the first business day of each calendar year, each non-employee director as of that date will be granted a nonstatutory stock option to purchase 4,000 shares of Wabtec common stock subject to adjustments.

The option price for each option will be 100% of the fair market value on the date of grant. Fair market value is the average of the high and low sales prices of Wabtec common stock quoted on the NYSE-Composite Transactions listing of The Wall Street Journal for the applicable date.

No stock option shall be exercisable after the expiration of ten years from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part. Stock options may be subject to such restrictions as are determined in its discretion by the committee.

If an optionee ceases to be a non-employee director because he or she is removed without cause or because his or her term lapses and he or she is not re-nominated for a new term, outstanding stock options held by the optionee will be exercisable in accordance with the normal vesting schedule and will remain exercisable until the expiration date. If a non-employee director is removed from office for cause, the options will become exercisable by the optionee within 90 days after removal or the expiration date, if the options were exercisable prior to removal. If an optionee dies during or after service as a non-employee director, the optionee’s legal representative may exercise options within the shorter of one year from death or the expiration date, even if the options were not exercisable prior to death. If a non-employee director resigns from the Board or is nominated for re-election but fails to win for re-election, the optionee may exercise its options at any time prior to the expiration date, if the options were exercisable while the non-employee director served in such capacity.

Payment of Option Price

The option price for each stock option is payable in full in cash at the time of exercise; however, in lieu of cash the person exercising the option may pay the option price in whole or in part by delivering to the company shares of Wabtec common stock with a fair market value on the date of exercise of the stock option equal to the option price for the shares being purchased. Any portion of the option price representing a fraction of a share must be paid in cash and no shares of Wabtec common stock which have been held less than six months may be delivered in payment of the option price.

Miscellaneous

Grants and awards under the plan will be confirmed by an agreement between Wabtec and the non-employee director. Consent of a holder is necessary to adversely effect his or her rights. Only an optionee can exercise an option during his or her life. No stock option granted under the plan is transferable other than by will or by the state laws of distribution.

In the event any outstanding stock option is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the shares of Wabtec common stock not purchased under the stock option are again available for purposes of the plan.

Nothing in the plan, in any director fee paid or stock option granted under the plan, or in any stock option agreement shall confer any right to any person to remain as a director of the company or interfere in any way with your rights or the rights of the Board to elect and remove directors.

The Board may alter or amend the plan at any time except that no amendment of the plan may:

•	be made without your approval if your approval of the amendment is required at that time in order for stock issued for director fees or stock options under the plan to qualify for the exemption from Section 16(b) of the Exchange Act, or

•	otherwise amend the plan in any manner that would cause stock issued for director fees or stock options under the plan not to qualify for the exemption provided by Rule 16b-3.

The Board may also terminate the plan at any time, but termination of the plan would not terminate any outstanding stock options granted under the plan. The Board also has the power to amend the plan in any manner deemed necessary or advisable for stock issued for director fees or stock options granted under the plan to qualify for the exemption provided by Rule 16b-3, and any such amendment will, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options theretofore granted under the plan notwithstanding any contrary provisions contained in any stock option agreement.

Federal Income Tax Consequences

The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Amended and Restated Stock Option Plan to the recipient and the company. This summary is not intended to be exhaustive, is based on U.S. federal income tax law currently in effect, does not constitute tax advice and, among other things, does not address possible state, local or foreign tax consequences.

This summary is not intended or written to be used, and it cannot be used, by any recipient for the purpose of avoiding any penalties that may be imposed on any recipient.

Director Fees. Generally, the fair market value of shares of Wabtec common stock received by a non-employee director in payment of director fees constitutes taxable compensation to the non-employee director on the date the shares of common stock are payable to the non-employee director. For tax purposes, the fair market value of the shares is determined as of the date the shares are payable to the non-employee director.

Any dividends paid in respect of shares of Wabtec common stock received by a non-employee director in payment of director fees generally constitute taxable dividend income on the date on which the dividends are received by the non-employee director.

If a non-employee director sells shares of Wabtec common stock received in payment of director fees,

the difference between the amount realized on the sale and the non-employee director’s tax basis in the shares sold generally is taxed as a capital gain or a capital loss, which is long-term or short-term depending upon the holding period of the shares sold. In determining how long shares have been held, the holding period generally begins on the day following the date on which the shares of Wabtec common stock are payable to the non-employee director.

A non-employee director’s tax basis in shares received in payment of director fees is equal to the amount recognized as compensation income by the director with respect to the receipt of such shares.

Nonstatutory Stock Options. Generally, a non-employee director does not have any taxable income when a nonstatutory stock option is granted. At the time of exercise, a non-employee director has compensation income for the excess of the fair market value of the shares received on the exercise date over the exercise price. If the exercise price is paid for in whole or in part with shares, a non-employee director will have no income, gain or loss for the value of shares received equal to the value of shares used to pay the exercise price. However, a non-employee director will have taxable compensation income for the excess of the fair market value of shares received over those delivered to pay the exercise price, minus any cash paid as part of the exercise price. If a non-employee director later sells the shares, the non-employee director has capital gain or loss for the difference between the amount received and the tax basis of the shares. The tax basis generally includes the compensation income from the exercise of the option. Wabtec can generally take a deduction for the amount taxed as compensation to a non-employee director.

Consequences to the Company. In each instance that an amount is treated as compensation received by a non-employee director for director fees and nonstatutory stock options, Wabtec generally is entitled to a corresponding deduction in the same amount for compensation paid.

New Plan Benefits

The following table summarizes the benefits received by or allocated to each participant pursuant to the Amended and Restated Director Plan in 2006:

New Plan Benefits

Amended and Restated Director Plan

Name(1)	Number of Shares	Number of Stock Options
Robert J. Brooks	1,500	4,000
Kim G. Davis	1,500	4,000
Emilio A. Fernandez	1,500	4,000
Lee B. Foster, II	1,500	4,000
James V. Napier	1,500	4,000
Michael W.D. Howell	1,500	4,000
Gary C. Valade	1,500	4,000
(1)	Employee directors, executive and non-executive officers and employees are not eligible to participate in the Amended and Restated Director Plan. James P. Miscoll also received 4,000 stock options for his service as a non-employee director in 2006.

Vote Required

This proposal is adopted if a majority of the votes cast are voted “for” the proposal. In addition, the total votes cast must represent 50% of all of the shares entitled to vote on the proposal. Abstentions will be treated as votes cast, but broker non-votes will not.

The Board recommends you vote FOR this proposal.

Other Information

Independent Registered Public Accounting Firm

As negotiations with Ernst & Young LLP for the 2006 audit fees have not been completed, the Audit Committee has not appointed an independent registered public accounting firm to audit our financial statements for the fiscal year ended December 31, 2006.

Ernst & Young LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2005. A representative of Ernst & Young LLP is expected to be present at the annual meeting of stockholders to answer appropriate questions and make a statement if they so desire.

Code of Ethics

Wabtec has adopted a Code of Ethics for executive officers that includes the provisions required under applicable Securities and Exchange Commission regulations for a code of ethics. A copy of the Code of Ethics for executive officers is posted on our website at http://www.wabtec.com and is available in print to any shareholder who requests it. In the event that we make any amendments to or waivers from this code, we will disclose the amendment or waiver and the reasons for such on our website.

Other Available Information

Wabtec has adopted Corporate Governance Guidelines and a Code of Conduct that is applicable to all directors, officers and employees, each of which includes the provisions required under the NYSE regulations. Copies of our Corporate Governance Guidelines and Code of Conduct are posted on our website at http://www.wabtec.com and are available in print to any shareholder who requests them.

Other Business

We do not expect any business to come before the annual meeting other than the election of directors, approval of the Amended and Restated Stock Incentive Plan and approval of the Amended and Restated Director Plan. If other business is properly raised, your proxy authorizes its holder to vote according to their best judgment.

Expenses of Solicitation

Wabtec pays the cost for proxy solicitation. In addition to mailing, officers and employees may solicit proxies in person by telephone or facsimile. Wabtec will pay approximately $17,000 to LaSalle Bank Shareholder Services for sending the proxy materials and the 2005 Annual Report to stockholders. We will also reimburse other nominees, custodians or fiduciaries who forward these materials to stockholders for their expenses in doing so.

Stockholder Proposals for Next Year

To be eligible for inclusion in next year’s proxy for the 2007 annual meeting, the deadline for stockholder proposals is December 13, 2006. Additionally, the advance notice provision in our by-laws requires that notice must be submitted to us between December 13, 2006 and February 11, 2007 for business to be properly brought before the 2007 annual meeting of stockholders.

By order of the Board of Directors,

Alvaro Garcia-Tunon

Senior Vice President, Chief Financial Officer and

Secretary

Appendix A

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

2000 STOCK INCENTIVE PLAN

(As amended through February 16, 2006)

The purposes of the 2000 Stock Incentive Plan as amended (the “Plan”), are to encourage eligible employees of Westinghouse Air Brake Technologies Corporation (the “Corporation”) and its Subsidiaries to increase their efforts to make the Corporation and each Subsidiary more successful, to provide an additional inducement for such employees to remain with the Corporation or a Subsidiary, to reward such employees by providing an opportunity to acquire shares of the Common Stock, par value $0.01 per share, of the Corporation (the “Common Stock”) on favorable terms and to provide a means through which the Corporation may attract able persons to enter the employ of the Corporation or one of its Subsidiaries. For the purposes of the Plan, the term “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Corporation, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 1

Administration

The Plan shall be administered by a Committee (the “Committee”) appointed by the Board of Directors of the Corporation (the “Board”) and consisting of not less than two members of the Board, each of whom at the time of appointment to the Committee and at all times during service as a member of the Committee shall be (i) “Non-Employee Directors” as then defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or any successor Rule and (ii) if so determined by the Board, an “outside director” under Section 162(m)(4)(C) of the Internal Revenue Code of 1986 (the “Code”), or any successor provision.

The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operation of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to grants or awards under the Plan, shall be subject to the determination of the Committee which shall be final and binding.

The Committee shall keep records of action taken. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all the members of the Committee, shall be the acts of the Committee.

SECTION 2

Eligibility

Those key employees of the Corporation or any Subsidiary (including, but not limited to, covered employees as defined in Section 162(m)(3) of the Code, or any successor provision) who share responsibility for the management, growth or protection of the business of the Corporation or any Subsidiary shall be eligible to be granted stock options (with or without cash payment rights) and to receive awards of restricted shares and performance units as described herein.

Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to grant stock options (with or without cash payment rights) and to award restricted shares and performance units as described herein and to determine the employees to whom any such grant or award shall be made and the number of shares to be covered thereby. In determining the eligibility of any employee, as well as in determining the number of shares or units covered by each grant or award and whether cash payment rights shall be granted in conjunction with a stock option, the Committee shall consider the position and the responsibilities of the employee being considered, the nature and value to the Corporation or a Subsidiary of his or her services, his or her present and/or potential contribution to the success of the Corporation or a Subsidiary and such other factors as the Committee may deem relevant.

SECTION 3

Shares Available Under the Plan

Effective as of the date of this amendment and restatement of the Plan, the maximum aggregate number of shares of the Common Stock for which future grants or awards may be made under the Plan and which may be subsequently issued or delivered with respect to outstanding stock options under the Plan on the date of the amendment and restatement of the Plan, shall be the number of shares that are otherwise available as of February 16, 2006 under the Plan immediately prior to the date of this amendment and restatement, plus 2,000,000 shares. If any option is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan. If restricted shares are forfeited to the Corporation pursuant to the restrictions applicable to any award, the restricted shares so forfeited shall again be available for purposes of the Plan. To the extent that any award of performance units is not earned or is paid in cash rather than performance shares, the number of shares covered thereby shall again be available for purposes of the Plan. In addition to the number of shares of Common Stock authorized for issuance by the first sentence of this Section 3, the number of shares of Common Stock which are surrendered (or to which ownership has been certified) in full or partial payment to the Corporation of the option price of a stock option granted under the Plan shall be available for all purposes of the Plan.

Notwithstanding the immediately preceding paragraph, the maximum aggregate number of shares of the Common Stock which may be issued in connection with grants of incentive stock options made under the Plan is 2,500,000 shares, subject to adjustment and substitution as set forth in Section 7. If any such incentive stock option granted under the Plan and counted against such sub-limit is cancelled by mutual consent or terminates or expires for any reason without having been exercised, the number of shares subject thereto shall again be available for purposes of granting incentive stock options under the Plan.

The shares which may be issued or delivered under the Plan may be either authorized but unissued shares or treasury shares or partly each, as shall be determined from time to time by the Board.

SECTION 4

Grant of Stock Options

and Cash Payment Rights and Award of

Restricted Shares and Performance Units

The Committee shall have authority, in its discretion, (i) to grant “incentive stock options” pursuant to Section 422 of the Code, to grant “nonstatutory stock options” (i.e., stock options which do not qualify under Sections 422 or 423 of the Code) or to grant both types of stock options (but not in tandem), (ii) to award restricted shares and (iii) to award performance units, all as provided herein. The Committee also shall have the authority, in its discretion, to grant cash payment rights in conjunction with nonstatutory stock options with the effect provided in Section 5(D). Cash payment rights may not be granted in conjunction with incentive stock options. Cash payment rights granted in conjunction with a nonstatutory stock option may be granted either at the time the stock option is granted or at any time thereafter during the term of the stock option.

During the duration of the Plan, the maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Plan to any one employee in any one calendar year is 300,000 shares plus the cumulative difference between that maximum number and the number actually granted to such employee for all prior completed calendar years since the effective date of the Plan, subject to adjustment and substitution as set forth in Section 7, and subject to the overall limit of the number of shares available under the Plan. For the purposes of this limitation, any adjustment or substitution made pursuant to Section 7 with respect to the maximum number of shares set forth in the preceding sentence shall also be made with respect to any shares subject to stock options or share awards previously granted under the Plan to such employee in the same calendar year. The limitation in this paragraph shall be interpreted and applied in a manner consistent with Section 162(m) of the Code.

Notwithstanding any other provision contained in the Plan or in any agreement referred to in Section 5(H), but subject to the possible exercise of the Committee’s discretion contemplated in the last sentence of this paragraph, the aggregate fair market value, determined as provided in Section 5(I) on the date of grant, of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. If the date on which one or more of such incentive stock options could first be exercised would be accelerated pursuant to any provision of the Plan or any stock option agreement, and the acceleration of such exercise date would result in a violation of the limitation set forth in the preceding sentence, then, notwithstanding any such provision, but subject to the provisions of the next succeeding sentence, the exercise dates of such incentive stock options shall be accelerated only to the date or dates, if any, that do not result in a violation of such limitation and, in such event, the exercise dates of the incentive stock options with the lowest option prices shall be accelerated to the earliest such dates. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more incentive stock options even if such acceleration would violate the $100,000 limitation set forth in the first sentence of this paragraph and even if such incentive stock options are thereby converted in whole or in part to nonstatutory stock options.

The Corporation shall not modify any outstanding stock options to decrease the exercise price thereof, or offer to exchange stock options for other consideration, with respect to this Plan without first obtaining the approval thereof by the affirmative vote of the holders of a majority of the Common Stock present in person or by proxy at a stockholders meeting at which a quorum representing a majority of the outstanding voting stock of the Corporation is, either in person or by proxy, present and voting on such matter. Stock options, cash payment rights, restricted shares and performance shares shall be structured and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code.

SECTION 5

Terms and Conditions of

Stock Options and Cash Payment Rights

Stock options and cash payment rights granted under the Plan shall be subject to the following terms and conditions:

(A) The purchase price at which each stock option may be exercised (the “option price”) shall be such price as the Committee, in its discretion, shall determine, but shall not be less than one hundred percent (100%) of the fair market value per share of the Common Stock covered by the stock option on the date of grant, except that in the case of an incentive stock option granted to an employee who, immediately prior to such grant, owns stock possessing more than (10%) of the total combined voting power of all classes of stock of the Corporation or any Subsidiary (a “Ten Percent Employee”), the option price shall be one hundred ten percent (110%) of such fair market value on the date of grant. For purposes of this Section 5(A), the fair market value of the Common Stock shall be determined as provided in Section 5(I). For purposes of this Section 5(A), an individual (i) shall be considered as owning not only shares of stock owned individually but also all shares of stock that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (ii) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual is a stockholder, partner or beneficiary.

(B) The option price for each stock option shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of cash the person exercising the stock option may (if authorized by the Committee at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option) pay the option price in whole or in part by delivering to the Corporation shares of the Common Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 5(I), equal to the option price for the shares being purchased, except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than six months may be delivered in payment of the option price of a stock option. Delivery of shares, if authorized, may also be accomplished through the effective transfer to the Corporation of shares held by a broker or other agent. The Corporation will also cooperate with any person exercising a stock option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the stock option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. Notwithstanding the foregoing, unless the Committee, in its discretion, shall otherwise determine at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option, the exercise of the stock option shall not be deemed to occur and no shares of Common Stock will be issued or delivered by the Corporation upon exercise of the stock option until the Corporation has received payment of the option price in full. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised.

(C) Unless the Committee, in its discretion, shall otherwise determine, stock options shall be exercisable by a grantee during employment commencing on the date of grant. No stock option shall be exercisable after the expiration of ten years (five years in the case of an incentive stock option granted to a Ten Percent Employee) from the date of grant. Unless the Committee, in its discretion, shall otherwise determine, a stock option to the extent exercisable at any time may be exercised in whole or in part.

(D) Cash payment rights granted in conjunction with a nonstatutory stock option shall entitle the person who is entitled to exercise the stock option, upon exercise of the stock option or any portion thereof, to receive cash from the Corporation (in addition to the shares to be received upon exercise of the stock option) equal to such percentage as the Committee, in its discretion, shall determine not greater than one hundred percent (100%) of the excess of the fair market value of a share of the Common Stock on the date of exercise of the stock option over the option price per share of the stock option times the number of shares covered by the stock option, or portion thereof, which is exercised. Payment of the cash provided for in this Section 5(D) shall be made by the Corporation as soon as practicable after the time the amount payable is determined. For purposes of this Section 5(D), the fair market value of the Common Stock shall be determined as provided in Section 5(I).

(E) No incentive stock option and, except to the extent otherwise determined by the Committee and reflected in the stock option agreement or an amendment thereto, no nonstatutory stock option shall be transferable by the grantee otherwise than by will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All incentive stock options and, except to the extent otherwise determined by the Committee and reflected in the stock option agreement or an amendment thereto, all nonstatutory stock options shall be exercisable during the lifetime of the grantee only by the grantee.

(F) Subject to the provisions of Section 4 in the case of incentive stock options, unless the Committee, in its discretion, shall otherwise determine:

(i) If the employment of a grantee who is not disabled within the meaning of Section 422(c)(6) of the Code (a “Disabled Grantee”) is voluntarily terminated with the consent of the Corporation or a

Subsidiary or a grantee retires under any retirement plan of the Corporation or a Subsidiary, any then outstanding incentive stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to the termination of employment) at any time prior to the expiration date of such incentive stock option or within three months after the date of termination of employment, whichever is the shorter period;

(ii) If the employment of a grantee who is not a Disabled Grantee is voluntarily terminated with the consent of the Corporation or a Subsidiary or a grantee retires under any retirement plan of the Corporation or a Subsidiary any then outstanding nonstatutory stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to termination of employment) at any time prior to the expiration date of such nonstatutory stock option or within one year after the date of termination of employment, whichever is the shorter period;

(iii) If the employment of a grantee who is a Disabled Grantee is voluntarily terminated with the consent of the Corporation or a Subsidiary, any then outstanding stock option held by such grantee shall be exercisable by the grantee in full (whether or not so exercisable by the grantee immediately prior to the termination of employment) by the grantee at any time prior to the expiration date of such stock option or within one year after the date of termination of employment, whichever is the shorter period;

(iv) Following the death of a grantee during employment, any outstanding stock option held by the grantee at the time of death shall be exercisable in full (whether or not so exercisable by the grantee immediately prior to the death of the grantee) by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within one year after the date of death of the grantee, whichever is the shorter period;

(v) Following the death of a grantee after termination of employment during a period when a stock option is exercisable, the stock option shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative (but only to the extent the stock option was exercisable by the grantee immediately prior to the death of the grantee) at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period;

(vi) Unless the exercise period of a stock option following termination of employment has been extended as provided in Section 8(C), if the employment of a grantee terminates for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, retirement under any retirement plan of the Corporation or a Subsidiary or death, all outstanding stock options held by the grantee at the time of such termination of employment shall automatically terminate.

Whether termination of employment is a voluntary termination with the consent of the Corporation or a Subsidiary shall be determined, in its discretion, by the Committee and any such determination by the Committee shall be final and binding.

(G) If a grantee of a stock option (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Corporation or any of its Subsidiaries (provided, however, that this clause shall not apply if Section 8(C) applies following termination of employment), (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Corporation or any of its Subsidiaries to cease doing business with the Corporation or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Corporation or any of its Subsidiaries or (iii) solicits any employee of the Corporation or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Corporation or any of its Subsidiaries, the Committee, in its discretion, may immediately terminate all outstanding stock options held by the grantee. Whether a grantee has engaged in any of the activities referred to in the preceding sentence which would cause the outstanding stock options to be terminated shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

(H) All stock options and cash payment rights shall be confirmed by an agreement which shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. The agreement confirming a stock option shall specify whether the stock option is an incentive stock option or a nonstatutory stock option. The provisions of such agreements need not be identical.

(I) Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (i) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date, (ii) if the Common Stock is not listed on such exchange the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the 1934 Act on which the Common Stock is listed or (iii) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use (“NASDAQ”). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 5(I). If the fair market value of the Common Stock cannot be determined on any basis previously set forth in this Section 5(I) for the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

(J) The obligation of the Corporation to issue or deliver shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

Subject to the foregoing provisions of this Section 5 and the other provisions of the Plan, stock options and cash payment rights granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 5(H), or an amendment thereto.

SECTION 6

Restricted Shares and Performance Units

(A) Restricted Shares

Awards of restricted shares shall be confirmed by a written agreement in the form prescribed by the Committee in its discretion, which shall set forth the number of shares of the Common Stock awarded, restrictions imposed thereon (including, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber such shares (except as provided below) while such shares are subject to other restrictions imposed under this Section 6(A)), the duration of such restrictions, events (which may, in the discretion of the Committee, include termination of employment and/or performance-based events) the occurrence of which would cause a forfeiture of the restricted shares and such other terms and conditions as shall be determined, in its discretion, by the Committee. The agreement shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. The provisions of such agreements need not be identical. Awards of restricted shares shall be effective on the date determined, in its discretion, by the Committee.

Following the award of restricted shares and prior to the lapse or termination of the applicable restrictions, share certificates for the restricted shares shall be issued or delivered in the name of the grantee and deposited with the Corporation in escrow together with related stock powers signed by the grantee. Except as provided in Section 7, the Committee, in its discretion, may determine that dividends and other distributions on the shares held in escrow shall not be paid to the grantee until the lapse or termination of the applicable restrictions. Unless otherwise provided, in its discretion, by the Committee, any such dividends or other distributions shall not bear interest. Upon the lapse or termination of the applicable restrictions (and not before such time), the grantee shall receive the share certificates for the restricted shares (subject to the provisions of Section 10) and unpaid dividends, if any. From the date the award of restricted shares is effective, the grantee shall be a stockholder with respect to all the shares represented by the share certificates and shall have all the rights of a stockholder with respect to all the restricted shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares, subject only to the preceding provisions of this paragraph and the other restrictions imposed by the Committee. If a grantee of restricted shares (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Corporation or any of its Subsidiaries (provided, however, that this clause shall not apply if Section 8(D) applies), (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Corporation or any of its Subsidiaries to cease doing business with the Corporation or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Corporation or any of its Subsidiaries or (iii) solicits any employee of the Corporation or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Corporation or any of its Subsidiaries, the Committee may immediately declare forfeited all restricted shares held by the grantee as to which the restrictions have not yet lapsed. Whether a grantee has engaged in any of the activities referred to in the preceding sentence which would cause the restricted shares to be forfeited shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

Neither this Section 6(A) nor any other provision of the Plan shall preclude a grantee from transferring or assigning restricted shares to (i) the trustee of a trust that is revocable by such grantee alone, both at the time of the transfer or assignment and at all times thereafter prior to such grantee’s death or (ii) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of restricted shares from such trustee to any person other than such grantee shall be permitted only to the extent approved in advance by the Committee in writing, and restricted shares held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable agreement as if such trustee were a party to such agreement.

(B) Performance Units

The Committee may award performance units which shall be earned by an awardee based on the level of performance over a specified period of time by the Corporation, a Subsidiary or Subsidiaries, any branch, department or other portion thereof or the awardee individually, as determined by the Committee. For the purposes of the grant of performance units, the following definitions shall apply:

(i) “Performance unit” shall mean an award, expressed in dollars or shares of Common Stock, granted to an awardee with respect to a Performance Period. Awards expressed in dollars may be established as fixed dollar amounts, as a percentage of salary, as a percentage of a pool based on earnings of the Corporation, a Subsidiary or Subsidiaries or any branch, department or other portion thereof or in any other manner determined by the Committee in its discretion, provided that the amount thereof shall be capable of being determined as a fixed dollar amount as of the close of the Performance Period.

(ii) “Performance Period” shall mean an accounting period of the Corporation or a Subsidiary of not less than one year, as determined by the Committee in its discretion.

(iii) “Performance Target” shall mean that level of performance established by the Committee which must be met in order for the performance unit to be fully earned. The Performance Target may be expressed in terms of earnings per share, return on assets, asset growth, ratio of capital to assets or such other level or levels of accomplishment by the Corporation, a Subsidiary or Subsidiaries, any division, branch, department or other portion thereof or the awardee individually as may be established or revised from time to time by the Committee.

(iv) “Minimum Target” shall mean a minimal level of performance established by the Committee which must be met before any part of the performance unit is earned. The Minimum Target may be the same as or less than the Performance Target in the discretion of the Committee.

(v) “Performance shares” shall mean shares of Common Stock issued or delivered in payment of earned performance units.

An awardee shall earn the performance unit in full by meeting the Performance Target for the Performance Period. If the Minimum Target has not been attained at the end of the Performance Period, no part of the performance unit shall have been earned by the awardee. If the Minimum Target is attained but the Performance Target is not attained, the portion of the performance unit earned by the awardee shall be determined on the basis of a formula established by the Committee.

At any time prior to the end of a Performance Period, the Committee may adjust downward or upward the Performance Target and/or Minimum Target as a result of major events unforeseen at the time of the award, such as changes in the economy, in the industry or laws affecting the operations of the Corporation or a Subsidiary, or any division, branch, department or other portion thereof, or any other event the Committee determines would have a significant impact upon the probability of attaining the previously established Performance Target.

Payment of earned performance units shall be made to awardees following the close of the Performance Period as soon as practicable after the time the amount payable is determined by the Committee. Payment in respect of earned performance units, whether expressed in dollars or shares, may be made in cash, in shares of Common Stock, or partly in cash and partly in shares of Common Stock, as determined by the Committee at the time of payment. For this purpose, performance units expressed in dollars shall be converted to shares, and performance units expressed in shares shall be converted to dollars, based on the fair market value of the Common Stock, determined as provided in Section 5(I), as of the date the amount payable is determined by the Committee. The Committee, in its discretion, may determine that awardees shall also be entitled to any dividends or other distributions that would have been paid on earned performance shares had the shares been outstanding during the period from the award to the payment of the performance shares. Unless otherwise provided, in its discretion, by the Committee, any such dividends or other distributions shall not bear interest.

Unless otherwise provided in the agreement confirming the award of the performance units, if prior to the close of a Performance Period, the employment of an awardee of performance units is voluntarily terminated with the consent of the Corporation or a Subsidiary, the grantee retires under any retirement plan of the Corporation or a Subsidiary or the grantee dies during employment, the Committee in its discretion may determine to pay to the grantee all or part of the performance unit based upon the extent to which the Committee determines the Performance Target or Minimum Target has been achieved as of the date of termination of employment, retirement or death, the period of time remaining until the end of the Performance Period and/or such other factors as the Committee may deem relevant. If the Committee, in its discretion, determines that all or any part of the performance unit shall be paid, payment shall be made to the awardee or the estate of the awardee as promptly as practicable following such determination and may be made in cash, in shares of Common Stock, or partly in cash and partly in shares of Common Stock, as determined by the Committee at the time of payment. For this purpose, performance units expressed in dollars shall be converted to shares, and performance units expressed in shares shall be converted to dollars, based on the fair market value of the Common Stock, determined as provided in Section 5(I), as of the date the amount payable is determined by the Committee.

Except as otherwise provided in Section 8(E), if the employment of a grantee of an award of performance units terminates prior to the close of the Performance Period for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, retirement under any retirement plan of the Corporation or a Subsidiary or death, the unearned performance units shall be deemed not to have been earned and such unearned units shall not be paid.

Whether termination of employment is a voluntary termination with the consent of the Corporation or a Subsidiary shall be determined, in its discretion, by the Committee and any such determination by the Committee shall be final and binding.

If an awardee of performance units (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Corporation or any of its Subsidiaries (provided, however, that this clause shall not apply if Section 8(E) applies), (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Corporation or any of its Subsidiaries to cease doing business with the Corporation or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Corporation or any of its Subsidiaries or (iii) solicits any employee of the Corporation or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Corporation or any of its Subsidiaries, the Committee may immediately cancel the award. Whether an awardee has engaged in any of the activities referred to the preceding sentence which would cause the award of performance units to be canceled shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

Performance unit awards shall be evidenced by a written agreement in the form prescribed by the Committee which shall set forth the amount or manner of determining the amount of the performance unit, the Performance Period, the Performance Target and any Minimum Target and such other terms and conditions as the Committee in its discretion deems appropriate. Performance unit awards shall be effective only upon execution of the applicable performance unit agreement on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President, and by the awardee.

SECTION 7

Adjustment and Substitution of Shares

If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, (i) the number of shares of the Common Stock subject to any outstanding stock options or performance unit awards, (ii) the number of shares of the Common Stock which may be issued or delivered under the Plan but are not subject to outstanding stock options or performance unit awards and (iii) the maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Plan to any employee under Section 4 on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on such date. Shares of Common Stock so distributed with respect to any restricted shares held in escrow shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares on which they were distributed.

If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock subject to any then outstanding stock option or performance unit award, for each share of the Common Stock which may be issued or delivered under the Plan but which is not then subject to any outstanding stock option or performance unit award and for the maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Plan to any employee under Section 4, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Committee, in its discretion, any such stock or securities, as well as any cash or other property, into or for which any restricted shares held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was issued or distributed.

In case of any adjustment or substitution as provided for in the first two paragraphs of this Section 7, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares.

Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash or extraordinary distribution to holders of the Common Stock, (i) the Committee shall make any adjustments to any then outstanding stock option which it determines are equitably required to prevent dilution or enlargement of the rights of grantees which would otherwise result from any such transaction, and (ii) unless otherwise determined by the Committee, in its discretion, any stock, securities, cash or other property distributed with respect to any restricted shares held in escrow or for which any restricted shares held in escrow shall be exchanged in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was distributed or exchanged.

No adjustment or substitution provided for in this Section 7 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of restricted shares held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional shares created by an adjustment or substitution of shares, except that, unless otherwise determined by the Committee, in its discretion, any cash or other property paid in lieu of a fractional share shall be subject to restrictions similar to those applicable to the restricted shares exchanged therefor.

If any adjustment or substitution provided for in this Section 7 requires the approval of stockholders in order to enable the Corporation to grant incentive stock options or to comply with Section 162(m) of the Code, then no such adjustment or substitution shall be made without the required stockholder approval. Notwithstanding the foregoing, in the case of incentive stock options, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such stock option within the meaning of Section 424 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Committee, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of the incentive stock option.

Except as provided in this Section 7, a grantee shall have no rights by reason of any issue or delivery by the Corporation of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

SECTION 8

Additional Rights in Certain Events

(A) Definitions

For purposes of this Section 8, the following terms shall have the following meanings:

(1) The term “Person” shall be used as that term is used in Sections 13(d) and 14(d) of the 1934 Act as in effect on the effective date of the Plan.

(2) “Beneficial Ownership” shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

(3) A specified percentage of “Voting Power” of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote); and “Voting Shares” shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote).

(4) “Tender Offer” shall mean a tender offer or exchange offer to acquire securities of the Corporation (other than such an offer made by the Corporation or any Subsidiary), whether or not such offer is approved or opposed by the Board.

(5) “Continuing Directors” shall mean a director of the Corporation who either (a) was a director of the Corporation on the effective date of the Plan or (b) is an individual whose election, or nomination for election, as a director of the Corporation was approved by a vote of at least two-thirds of the directors then still in office who were Continuing Directors (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Corporation which would be subject to Rule 14a-11 under the 1934 Act, or any successor Rule).

(6) “Designated Person” shall mean (a) the Westinghouse Air Brake Company Employee Stock Ownership Plan and the Westinghouse Air Brake Company Employee Stock Ownership Trust (collectively, the “ESOP”) and (b) any Person serving on the Committee administering the ESOP, to the extent that such Person is deemed to have Beneficial Ownership of shares of Common Stock held by the ESOP.

(7) “Section 8 Event” shall mean the date upon which any of the following events occurs:

(a) The Corporation acquires actual knowledge that any Person, other than the Corporation, a Subsidiary, or any employee benefit plan(s) sponsored by the Corporation or a Subsidiary, or any Designated Person, has acquired the Beneficial Ownership, directly or indirectly, of securities of the Corporation entitling such Person to 30% or more of the Voting Power of the Corporation;

(b) A Tender Offer is made to acquire securities of the Corporation entitling the holders thereof to 30% or more of the Voting Power of the Corporation; or

(c) A solicitation subject to Rule 14a-11 under the 1934 Act (or any successor Rule) relating to the election or removal of 50% or more of the members of the Board or any class of the Board shall be made by any person other than the Corporation or less than 51% of the members of the Board (excluding vacant seats) shall be Continuing Directors; or

(d) The stockholders of the Corporation shall approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Corporation as a result of which the stockholders of the Corporation immediately prior to such transaction shall not hold, directly or indirectly, immediately following such transaction a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 30% of the consolidated assets of the Corporation immediately prior to the transaction;

provided, however, that (i) if securities beneficially owned by a grantee are included in determining the Beneficial Ownership of a Person referred to in paragraph 7(a) above, (ii) a grantee is required to be named pursuant to Item 2 of the Schedule 14D-1 (or any similar successor filing requirement) required to be filed by the bidder making a Tender Offer referred to in paragraph 7(b) above or (iii) if a grantee is a “participant” as defined in Instruction 3 to Item 4 of Schedule 14A under the 1934 Act (or any successor Rule) in a solicitation (other than a solicitation by the Corporation) referred to in paragraph 7(c) above, then no Section 8 Event with respect to such grantee shall be deemed to have occurred by reason of such event.

(B) Acceleration of the Exercise Date of Stock Options

Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(H), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, in case any “Section 8 Event” occurs all outstanding stock options (other than those held by a person referred to in the proviso to Section 8(A)(7)) shall become immediately and fully exercisable whether or not otherwise exercisable by their terms.

(C) Extension of the Expiration Date of Stock Options

Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(H), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, all outstanding stock options held by a grantee (other than a grantee referred to in the proviso to Section 8(A)(7)) whose employment with the Corporation or a Subsidiary terminates within one year of any Section 8 Event for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, retirement under any retirement plan of the Corporation or a Subsidiary or death which are exercisable shall continue to be exercisable for a period of three years from the date of such termination of employment, but in no event after the expiration date of the stock option.

(D) Lapse of Restrictions on Restricted Share Awards

Unless the agreement referred to in Section 6(A), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, if any “Section 8 Event” occurs prior to the scheduled lapse of all restrictions applicable to restricted share awards under the Plan (other than those held by a person referred to in the proviso to Section 8(A)(7)), all such restrictions shall lapse upon the occurrence of any such “Section 8 Event” regardless of the scheduled lapse of such restrictions.

(E) Payment of Performance Units

Unless the agreement referred to in Section 6(B), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, if any “Section 8 Event” occurs prior to the end of any

Performance Period, all performance units (unless the awardee is a person referred to in the proviso to Section 8(A)(7)) shall be deemed to have been fully earned as of the date of the Section 8 Event, regardless of the attainment or nonattainment of any Performance Target or any Minimum Target and shall be paid to the awardee thereof as promptly as practicable after the Section 8 Event. If the performance unit is not expressed as a fixed amount in dollars or shares, the Committee may provide in the performance unit agreement for the amount to be paid in the case of Section 8 Event.

(F) Tax-Related Cash Payments

Unless the agreements referred to in Sections 5(H), 6(A) or 6(B), or an amendment thereto, shall otherwise provide, if the independent auditors most recently selected by the Board determine that (i) any grant, payment or transfer to or for the benefit of a grantee or awardee under the Plan (whether granted, paid or payable or transferred or transferable pursuant to the Plan or otherwise) (a “Payment”) would be deemed to be an “excess parachute payment” for Federal income tax purposes because of Section 280G of the Code, or any successor provision (“Section 280G”), and (ii) any grant, payment or transfer under the Plan to or for the benefit of a grantee or awardee within one year of or following the occurrence of a Section 8 Event constitutes in whole or in part a “parachute payment” under Section 280G (without regard to Section 280G(b)(4)) used in calculating such “excess parachute payment,” the Payment will be grossed up through the payment by the Corporation to the grantee or awardee in cash of the amount of any excise tax under Section 4999 of the Code, or any successor provision (“Section 4999”), on the “excess parachute payment” and the amount of any excise tax under Section 4999 and applicable income tax on the total amount of such gross up payment, so that the grantee or awardee will receive the full amount of the Payment after the grantee or awardee has paid any excise tax under Section 4999 of the Code on the “excess parachute payment” and any excise tax under Section 4999 and applicable income tax on the amount of such gross up payment. On the later of the date an “excess parachute payment” is paid to or for the benefit of the grantee or awardee or the date on which it can be first determined that a Payment would be deemed to be an “excess parachute payment,” the Corporation shall pay or distribute to or for the benefit of the grantee or awardee the gross up payment due to the grantee or awardee under this Section 8(F). Notwithstanding the foregoing, no amounts shall be payable under this Section 8(F) unless they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code.

SECTION 9

Effect of the Plan on the Rights of Employees and Employer

Neither the adoption of the Plan nor any action of the Board or the Committee pursuant to the Plan shall be deemed to give any employee any right to be granted a stock option (with or without cash payment rights) or to be awarded restricted shares or performance units under the Plan. Nothing in the Plan, in any stock option or cash payment rights granted under the Plan or in any award of restricted shares or performance units under the Plan or in any agreement providing for any of the foregoing shall confer any right on any employee to continue in the employ of the Corporation or any Subsidiary or interfere in any way with the rights of the Corporation or any Subsidiary to terminate the employment of any employee at any time.

SECTION 10

Withholding

Income, excise or employment taxes may be required to be withheld by the Corporation or a Subsidiary in connection with the grant or exercise of a stock option, upon a “disqualifying disposition” of the shares acquired upon exercise of an incentive stock option, at the time restricted shares are granted or vest or performance units are earned or upon the receipt by the grantee of cash in payment of cash payment rights or dividends on restricted stock which has not vested. Any taxes required to be withheld by the Corporation or any of its Subsidiaries upon the receipt by the grantee of cash in payment of cash payment rights or dividends will be satisfied by the

Corporation by withholding the taxes required to be withheld from the cash the grantee would otherwise receive. The Corporation will request that the grantee pay any additional amount required to be withheld directly to the Corporation in cash. If a grantee does not pay any taxes required to be withheld by the Corporation or any of its Subsidiaries within ten days after a request for the payment of such taxes, the Corporation or such Subsidiary may withhold such taxes from any compensation to which the grantee is entitled.

SECTION 11

Amendment

The right to alter and amend the Plan at any time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided that no such alteration or amendment of the Plan shall, without stockholder approval, (i) modify the formulas to increase the number of shares which may be issued or delivered under the Plan as set forth in Section 3, (ii) increase the maximum aggregate number of shares as to which incentive stock options may be granted as set forth in Section 3, (iii) change the option price permitted under Section 5(A) of the Plan, (iv) increase the maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Plan to any one employee as set forth in Section 4, (v) make any changes in the class of employees eligible to receive options or awards under the Plan, or (vi) be made if stockholder approval of the amendment is at the time required for grants or awards under the Plan to qualify for the exemption from Section 16(b) of the 1934 Act provided by Rule 16b-3 or by the rules of the New York Stock Exchange or any other stock exchange on which the Common Stock may then be listed. No alteration, amendment, revocation or termination of the Plan shall, without the written consent of the holder of an outstanding grant or award under the Plan, adversely affect the rights of such holder with respect to such outstanding grant or award.

SECTION 12

Integration

The Plan and any written agreements executed by employees and the Corporation contain all of the understandings and representations between the parties and supersede any prior understandings and agreements entered into between them regarding the subject matter within. There are no representations, agreements, arrangements or understandings, oral or written, between the parties relating to the subject matter within which are not fully expressed in the Plan and the agreements.

SECTION 13

Effective Date and Duration of Plan

The effective date and date of adoption of the Plan shall be January 24, 2000, the date of adoption of the Plan by the Board, and the effective date of the amendment and restatement of the Plan shall be February 16, 2006, provided that such amendment and restatement is approved by stockholders at a meeting duly called, convened and held on or prior to February 16, 2007, at which a quorum representing a majority of the outstanding voting stock of the Corporation is, either in person or by proxy, present and voting on the Plan. No stock option or cash payment rights may be granted and no restricted shares or performance units payable in performance shares may be awarded under the Plan subsequent to January 31, 2016.

Appendix B

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

1995 NON-EMPLOYEE DIRECTORS’ FEE AND STOCK OPTION PLAN

(As amended through October 31, 2005)

The purposes of the 1995 Non-Employee Directors’ Fee and Stock Option Plan (as amended, the “Plan”) are to provide for each director of Westinghouse Air Brake Technologies Corporation (the “Company”) who is not also an employee of the Company or any of its subsidiaries (a “non-employee Director”) the payment of all or a portion of the retainer fees for future services to be performed by such non-employee Director (“Director Fees”) as a member of the Board of Directors of the Company (the “Board”) in shares of Common Stock of the Company. The purposes of the Plan are further to promote the long-term success of the Company by creating a long-term mutuality of interests between the non-employee Directors and stockholders of the Company, to provide an additional inducement for such non-employee Directors to remain with the Company and to provide a means through which the Company may attract able persons to serve as Directors of the Company.

SECTION 1

Administration

The Plan shall be administered by a Committee (the “Committee”) appointed by the Board of Directors of the Company (the “Board”) and consisting of not less than two members of the Board, each of whom at the time of appointment to the Committee and at all times during service as a member of the Committee shall be “Non-Employee Directors” as then defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or any successor Rule. The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all the members of the Committee, shall be the acts of the Committee.

The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to stock issued or delivered or stock options granted under the Plan, shall be subject to the determination of the Committee, which shall be final and binding.

SECTION 2

Shares Available under the Plan

The aggregate number of shares which may be issued or delivered and as to which grants of stock options may be made under the Plan is 500,000 shares of the Common Stock, par value $.01 per share, of the Company (the “Common Stock”), subject to adjustment and substitution as set forth in Section 6. If any stock option granted under the Plan is canceled by mutual consent, is forfeited or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan. The shares which may be issued or delivered under the Plan may be either authorized but unissued shares or reacquired shares or partly each, as shall be determined from time to time by the Board. If the number of shares then remaining available, either for the payment of Directors Fees through the use of shares as described in Section 3 below or for the grant of stock options as described in Section 4 below, is not sufficient for each non-employee Director entitled to receive the same to be issued or delivered the number of shares or to be granted an option for the number of shares, as the case may be, to which such non-employee Director is entitled (or the number of adjusted or substituted shares pursuant to Section 6), then each non-employee Director shall be issued or delivered a number of whole shares or granted an option for a number of whole shares, as the case may be, equal to the number of shares then remaining times a percentage obtained by dividing the number of shares or option shares to which such non-employee Director is entitled by the total number of shares or option shares to be granted to all non-employee Directors at such time, disregarding any fractions of a share. In addition to the number of shares of Common Stock authorized for issuance by the first sentence of this Section 2, the number of shares of Common Stock which are surrendered (or to which ownership has been certified) in full or partial payment to the Corporation of the option price of a stock option granted under this Plan shall be available for all purposes of the Plan.

SECTION 3

Payment of Director Fees

Each non-employee Director shall automatically and without further action by the Board or the Committee receive payment of Director Fees by the issuance or delivery to the non-employee Director of 1,500 shares of Common Stock, payable (i) on the first business day following the initial election of such non-employee Director to the Board after the date of adoption of this Plan by the Board, unless such first election occurs at an annual meeting of the Company or within three months prior to the anniversary date of the prior year’s annual meeting, in which case payment of such Director Fees shall only occur under subsection (ii) as hereinafter set forth and (ii) on the first business day following the annual meeting of the stockholders of the Company to the non-employee Directors as of that date. The Committee shall have the authority from time to time to modify the number of shares to be paid for Director Fees and the date of any such payment under this Section 3.

SECTION 4

Grant of Stock Options

(a) On the date of his or her first election to the Board after January 24, 2000, each non-employee director shall automatically and without further action by the Board or the Committee be granted a nonstatutory stock option (i.e., a stock option which does not qualify under Section 422 or 423 of the Internal Revenue Code of 1986 (the “Code”)) to purchase 5,000 shares of Common Stock, subject to adjustment and substitution as set forth in Section 6. Except as otherwise set forth in section 5(E), the stock options granted under this Section 4(a) shall vest and become exercisable as follows:

(i) options with respect to 1,666 shares shall vest on the first anniversary of the date of grant;

(ii) options with respect to 1,667 shares shall vest on the second anniversary of the date of grant; and

(iii) options with respect to the final 1,667 shares shall vest on the third anniversary of the date of grant.

(b) On the first business day of each calendar year each non-employee Director as of that date shall automatically and without further action by the Board or the Committee be granted a nonstatutory stock option to purchase 4,000 shares of Common Stock, subject to adjustment and substitution as set forth in Section 6.

(c) The Committee shall have the authority from time to time to modify the number of shares subject to grant under subsections 4(a) and 4(b) above, the date of any such grant and the vesting period of any such grant under this Section 4.

SECTION 5

Terms and Conditions of Stock Options

Stock options granted under the Plan shall be subject to the following terms and conditions:

(A) The purchase price at which each stock option may be exercised (the “option price”) shall be one hundred percent (100%) of the fair market value per share of the Common Stock on the date of the grant of such stock option pursuant to the Plan, determined as provided in Section 5(G).

(B) The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order), which may include cash forwarded through a broker or other agent-sponsored exercise or financing program; provided, however, that in lieu of such cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Company shares of the Common Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 5(G), equal to the option price for the shares being purchased; except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than six months may be delivered in payment of the option price of a stock option. If the person exercising a stock option participates in a broker or other agent-sponsored exercise or financing program, the Company will cooperate with all reasonable procedures of the broker or other agent to permit participation by the person exercising the stock option in the exercise or financing program. Notwithstanding any procedure of the broker or other agent-sponsored exercise or financing program, if the option price is paid in cash, the exercise of the stock option shall not be deemed to occur and no shares of the Common Stock will be issued or delivered until the Company has received full payment in cash (including check, bank draft or money order) for the option price from the broker or other agent. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised.

(C) Subject to the terms of Section 5(E) providing for earlier or later termination of a stock option, no stock option shall be exercisable after the expiration of ten years from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

(D) No stock option shall be transferable by the grantee otherwise than by Will or, if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee or the grantee’s guardian or legal representative.

(E) If a grantee ceases to be a Director of the Company, any outstanding stock options held by the grantee shall vest and be exercisable and shall terminate, according to the following provisions:

(i) If a grantee ceases to be a non-employee Director of the Company because he is removed without cause or because his term lapses and he is not re-nominated for a new term, any then outstanding stock option held by such grantee shall vest and become exercisable in accordance with the normal vesting schedule (including vesting upon grant of an option) applicable to such option and shall remain exercisable until the expiration date of such stock option;

(ii) If during his term of office as a non-employee Director a grantee is removed from office for cause, any then outstanding stock option held by such grantee shall be exercisable by the grantee (but only to the extent that such stock option is vested and exercisable by the grantee immediately prior to ceasing to be a non-employee Director) at any time prior to the expiration date of such stock option or within 90 days after the date of removal, whichever is the shorter period;

(iii) Following the death of a grantee whether during service as a non-employee Director of the Company or thereafter, any outstanding stock option held by the grantee at the time of death (whether or not vested and exercisable by the grantee immediately prior to death) shall vest and be exercisable by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the longer period; and

(iv) If during his or her term of office as a non-employee Director a grantee resigns from the Board during his or her term or is nominated for re-election to the Board but fails to win such re-election, any then outstanding stock option held by such grantee shall be exercisable by the grantee (but only to the extent that such stock option is vested and exercisable by the grantee immediately prior to ceasing to be a non-employee Director) at any time prior to the expiration date of such stock option.

(F) All stock options shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.

(G) Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (a) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date, (b) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the “1934 Act”) on which the Common Stock is listed, or (c) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use (“NASDAQ”). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 5(G). If the fair market value of the Common Stock cannot be determined on the basis previously set forth in this Section 5(G) for the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

(H) The obligation of the Company to issue or deliver shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock shares may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

Subject to the foregoing provisions of this Section 5 and the other provisions of the Plan, any stock option granted under the Plan may be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 5(F), or an amendment thereto. Stock options shall be structured and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code.

SECTION 6

Adjustment and Substitution of Shares

If a dividend or other distribution payable in shares of the Common Stock shall be declared upon the Common Stock, each number of shares of the Common Stock set forth in Sections 3 and 4, the number of shares of the

Common Stock then subject to any outstanding stock options and the number of shares of the Common Stock which may be issued or delivered under the Plan but are not then subject to outstanding stock options shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution.

If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock set forth in Sections 3 and 4, for each share of the Common Stock subject to any then outstanding stock option, and for each share of the Common Stock which may be issued or delivered under the Plan but which is not then subject to any outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable.

In case of any adjustment or substitution as provided for in this Section 6, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

If the outstanding shares of Common Stock shall be changed in value by reason of spin-off, split-off, or dividend in partial liquidation, dividend in property other than cash or extraordinary distribution to holders of the Common Stock, the Committee shall make any adjustments to any then outstanding stock option which it determines are equitably required to prevent dilution or enlargement of the rights of grantees which would otherwise result from any such transaction.

No adjustment or substitution provided for in this Section 6 shall require the Company to issue or deliver or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

Except as provided in this Section 6, a grantee shall have no rights by reason of any issue or delivery by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividends or any other increase or decrease in the number of shares of stock of any class.

SECTION 7

Effect of the Plan on the Rights of Company and Stockholders

Nothing in the Plan, in any Director Fees paid or stock option granted under the Plan, or in any stock option agreement shall confer any right to any person to continue as a Director of the Company or interfere in any way with the rights of the stockholders of the Company or the Board of Directors to elect and remove Directors.

SECTION 8

Amendment and Termination

The right to amend the Plan at any time and from time to time and the right to terminate the Plan at any time are hereby specifically reserved to the Board; provided always that no such termination shall terminate any outstanding stock options granted under the Plan; and provided further that no amendment of the Plan shall (a) be made without stockholder approval if stockholder approval of the amendment is at the time required for stock issued or delivered for Director Fees or stock options under the Plan to qualify for the exemption from Section 16(b) of the 1934 Act provided by Rule 16b-3 or by the rules of the New York Stock Exchange or any other stock exchange on which the Common Stock may then be listed or (b) otherwise amend the Plan in any manner that would cause stock issued or delivered for Director Fees or stock options under the Plan not to qualify for the exemption provided by Rule 16b-3. No amendment or termination of the Plan shall, without the written consent of the holder of a stock option theretofore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan or any stock option agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for stock issued or delivered for Director Fees or stock options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options theretofore granted under the Plan notwithstanding any contrary provisions contained in any stock option agreement. In the event of any such amendment to the Plan, the holder of any stock option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability of such option, execute a conforming amendment in the form prescribed by the Committee to the stock option agreement referred to in Section 5(F) within such reasonable time as the Committee shall specify in such request.

SECTION 9

Integration

The Plan and any written agreements executed by the non-employee Directors and the Company contain all of the understandings and representations between the parties and supersede any prior understandings and agreements entered into between them regarding the subject matter within. There are no representations, agreements, arrangements or understandings, oral or written, between the parties relating to the subject matter within which are not fully expressed in the Plan and the agreements.

SECTION 10

Effective Date and Duration of Plan

The effective date and date of adoption of the Plan shall be November 1, 1995, the date of adoption of the Plan by the Board (such adoption of the Plan by the Board having been approved by the majority of the votes cast at a meeting of the holders of voting stock of the Company) and the effective date of the amendment and restatement of the Plan shall be October 31, 2005, provided that such amendment and restatement is approved by stockholders at a meeting duly called, convened and held on or before October 31, 2006, at which a quorum representing a majority of the outstanding voting stock of the Corporation is, either in person or by proxy, present and voting on the Plan. No stock may be issued or delivered for Director Fees and no stock option may be granted under the Plan subsequent to October 31, 2015.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

Voting Instructions for the Annual Meeting of Stockholders

Solicited by the Board of Directors

Omni William Penn Hotel, Pittsburgh, Pennsylvania

Wednesday, May 17, 2006—11:00 a.m. (local time)

The undersigned stockholder of WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION (the “Company”) does hereby appoint William E. Kassling, Albert J. Neupaver and Alvaro Garcia-Tunon, or any one or all of them, with full power of substitution, as proxies of the undersigned to vote at the Annual Meeting of Stockholders of the Company, to be held May 17, 2006 (the “Annual Meeting”), and at all adjournments thereof, all the shares of Common Stock of the Company which the undersigned may be entitled to vote, on the matters set out on the reverse side of this proxy card and described in the Proxy Statement and, in their discretion, on any other business which may properly come before the Annual Meeting.

The undersigned stockholder hereby revokes all previous proxies for the Annual Meeting and acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, both dated April 13, 2006, and of the Annual Report to Stockholders for 2005.

You are urged to promptly return this proxy card in the enclosed envelope whether or not you expect to attend the Annual Meeting in person so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured at the Annual Meeting.

The shares represented by this proxy card will be voted as directed by the stockholder. If this proxy card is executed but no direction is given, such shares will be voted “FOR” Items 1 through 3.

(Continued and to be signed on reverse side)

Δ        FOLD AND DETACH HERE        Δ

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.    ■

Use this number to vote by phone or Internet

The Board of Directors recommends a vote “FOR” Items 1 through 3.
1.	Election of the following three Directors for a term expiring in 2009:
	Nominees:	01-Kim G. Davis,	For All	Withhold All	For All Except			For	Against	Abstain
		02-Michael W.D. Howell, and 03-Gary C. Valade	☐	☐	☐	3.	Approval of the Amended and Restated Director Plan.	☐	☐	☐

	A vote FOR includes discretionary authority to vote for a substituted nominee if any of the nominees listed becomes unable to serve or for good cause will not serve.					By checking the box to the right, I consent to future access of the Annual Report, Proxy Statements, prospectuses and other communications electronically via the Internet. I understand that the company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke any consent at any time by contacting the Company’s transfer agent, LaSalle Bank, Chicago, IL and that costs normally associated with electronic access, such as usage and telephone charges will be my responsibility. Please disregard if you have previously provided your consent decision. ☐
(To withhold authority to vote for one or more such nominees, write such nominees’ name(s) on the line above.)
			For	Against	Abstain
2.	Approval of the Amended and Restated Stock Incentive Plan.		☐	☐	☐
Please date and sign exactly as your name appears hereon and return in the enclosed envelope. If acting as attorney, executor, administrator, guardian or trustee, please so indicate with your full title when signing. If a corporation, please sign in full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.

Date: , 2006

SIGNATURE(S)

SIGNATURE(S)

Δ FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY BY MAIL Δ

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 4PM Eastern Time on May 16.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet — http://www.eproxyvote.com/wab/

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box above, to create and submit an electronic ballot.

Telephone — 1-866-207-3912

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box above, and then follow the directions given.

Mail — Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.